UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

SMA Relationship Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq.
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Reports to Stockholders.

SMA Relationship Trust	June 30, 2013

SMA Relationship Trust
Series A
Series G
Series M
Series S
Series T
Semiannual Report

Table of contents

SMA Relationship Trust—Series A
Letter to shareholders	1
Performance at a glance	4
Industry diversification	5
Portfolio of investments	6

SMA Relationship Trust—Series G
Letter to shareholders	10
Performance at a glance	13
Industry diversification	14
Portfolio of investments	15

SMA Relationship Trust—Series M
Letter to shareholders	18
Performance at a glance	21
Summary of municipal securities by state	22
Portfolio of investments	23

SMA Relationship Trust—Series S
Letter to shareholders	26
Performance at a glance	29
Industry diversification	30
Portfolio of investments	31

SMA Relationship Trust—Series T
Letter to shareholders	34
Performance at a glance	37
Industry diversification	38
Portfolio of investments	39

Explanation of expense disclosure	50

Statement of assets and liabilities	52

Statement of operations	54

Statement of changes in net assets	56

Financial highlights
SMA Relationship Trust—Series A	59
SMA Relationship Trust—Series G	60
SMA Relationship Trust—Series M	61
SMA Relationship Trust—Series S	62
SMA Relationship Trust—Series T	63

Notes to financial statements	64

General information	79

Board approval of investment advisory and sub-advisory agreements	80

SMA Relationship Trust—Series A

August 15, 2013

Dear shareholder,
We present you with the semiannual report for Series A (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2013.

Performance
Over the six-month reporting period, the Fund returned 1.09%, compared to a 0.54% decline in the BofA Merrill Lynch US Treasury 1-5 Year Index. For comparison purposes, the MSCI World Free Index (net) and the Citigroup One-Month US Treasury Bill Index rose 8.43% and 0.02%, respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions and the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 4.)

The Fund produced a positive return during the reporting period, primarily due to market allocation strategy and currency positioning.

SMA Relationship Trust—Series A

Investment goal:
Maximize total return, consisting of capital appreciation and current income

Portfolio managers:
Curt Custard, Andreas Koester and Jonathan Davies
UBS Global Asset Management (Americas) Inc.

Commencement:
April 2, 2008

Dividend payments:
Annually

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our currency strategy, derivatives had a direct positive impact on Fund performance. At the market level, derivatives were just one tool among others that we used to implement our market allocation strategy. That said, overall, our market allocation strategy contributed to Fund performance during the period.

An interview with the Portfolio Managers
Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed. After the Commerce Department reported that gross domestic product (“GDP”) growth was a tepid 0.1% in the fourth quarter of 2012, the economy gained some traction, as GDP grew 1.1% during the first three months of 2013. On July 31, 2013, after the Fund’s reporting period had ended, the Commerce Department’s initial estimate for second quarter 2013 GDP growth was 1.7%.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.

The Fed took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate (the federal funds rate, or “fed funds” rate, is the rate banks charge one another for funds they borrow on an overnight basis) at an extremely low level between 0% and 0.25%. Looking back, at its December 2012 meeting, the Fed said it would continue buying $40 billion a month of agency mortgage-backed securities (“MBS”) and purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%,” provided inflation remains well-contained. The Fed has not materially changed its official policy stance thus far in 2013. However, in his press conference following the Fed’s meeting in June, Fed Chairman Ben Bernanke said, “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This statement triggered a substantial sell-off in the fixed income market, as Treasury yields rose sharply and bond prices declined.

SMA Relationship Trust—Series A

Q.	Which positions had a positive impact on performance during the reporting period?
A.	The Fund’s directional bias through its derivative exposure to Japanese equities added to performance. Despite a setback toward the end of the reporting period, Japanese equities generated strong results given aggressive actions taken by the Bank of Japan to stimulate growth and end deflation. Our preference for high beta (risk) credit was rewarded. For example, the Fund’s long position through its derivative exposure to Italian bonds was beneficial to results, given their strong performance after the February Italian election, when the position was initiated.

Currency strategies, overall, were positive for performance. For instance, our exposure through short positions in both the Australian dollar and New Zealand dollar versus the US dollar were beneficial for results. Several relative value trades also contributed to performance, including a bias for US high yield bonds over US Treasuries.

Overall, the Fund’s positioning among risk assets contributed to results. When the reporting period began, the Fund had a 45% net equity market exposure through derivatives. We reduced this to 17% prior to the February 2013 elections in Italy, as we believed that this could negatively impact the markets. This adjustment was positive for performance. However, we maintained this exposure in March, anticipating a pullback in the market, which did not materialize and was, therefore, a drag on results. During April, we increased the Fund’s equity position, due to adding to equity exposure and to market drift, to nearly a 50% net exposure and then modestly pared it in order to capture profits. In late May, the equity market experienced a period of weakness and the Fund’s net equity exposure fell to 24% due to selling equities and the market’s decline. We then tactically added back to the Fund’s equity exposure as the markets sold off and ended the reporting period with a 35% net equity exposure. Outside the US, we eliminated our emerging market equity exposure in June. The fixed income market was volatile in June in the wake of the Fed’s comments about tapering its asset purchase program. Against this backdrop, we reduced our exposures to investment grade and high yield corporate bonds.

Q.	Which positions hindered performance during the period?
A.	Our long investment grade corporate bond position detracted from results during the six months. A few of the Fund’s currency positions were negative for the period. In particular, the Fund’s long positions in the Indian rupee, Philippine peso and South African rand modestly detracted from results. As such, we closed our position in the South African rand on May 30, 2013.

Our preference for both international developed and emerging market equities was not rewarded, as they lagged their US counterparts, given concerns about moderating global growth, the European sovereign debt crisis and falling commodity prices.

Several relative value trades detracted from performance during the reporting period, including our long emerging market equity exposure versus developed market equity trade and long Italian equity exposure versus French equity trade.

Q.	What is your outlook for the economy and markets?
A.	We expect global economic growth to continue, although it will likely be far from robust. We generally have a positive outlook for equities through the remainder of the year. That said, there could be periods of heightened volatility, given a number of macro events in the coming months. These such events include the September elections in Germany, another debt ceiling debate in Washington and uncertainties related to future Fed monetary policy. Elsewhere, we expect bond yields to remain in a fairly contained range.

SMA Relationship Trust—Series A

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series A Managing Director UBS Global Asset Management (Americas) Inc.	Curt Custard Portfolio Manager SMA Relationship Trust—Series A Group Managing Director UBS Global Asset Management (Americas) Inc.

Andreas J. Koester Portfolio Manager SMA Relationship Trust—Series A Managing Director UBS Global Asset Management (Americas) Inc.	Jonathan Davies Portfolio Manager SMA Relationship Trust—Series A Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/13	6 months	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series A	1.09%	9.31%	2.91%	2.30%
BofA Merrill Lynch US Treasury 1-5 Year Index[2]	(0.54)	(0.03)	2.77	2.35
MSCI World Free Index (net)[3]	8.43	18.58	2.70	2.24
Citigroup One-Month US Treasury Bill Index[4]	0.02	0.05	0.16	0.22

[1] Since inception returns are calculated as of the performance inception date, April 2, 2008, of SMA Relationship Trust—Series A. Inception date of the indices, for the purpose of this illustration, is March 31, 2008, which is the nearest month-end to the inception date of the Fund.
[2] The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.
[3] The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consisted of developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[4] The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2013
Investment company
UBS Global Corporate Bond Relationship Fund	50.82%
Short-term investment	41.37
Options purchased	3.63
Total investments	95.82%

Cash and other assets, less liabilities	4.18
Net assets	100.00%

[1] Figures represent the direct investments of SMA Relationship Trust—Series A (excluding derivatives exposure). Figures might be different if a breakdown of the affiliated underlying investment company and derivatives exposure were included.

SMA Relationship Trust—Series A
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value
Investment company—50.82%
UBS Global Corporate Bond
Relationship Fund*[1]
(cost $17,123,315)	1,444,531	$17,586,586

Short-term investment—41.37%
Investment company—41.37%
UBS Cash Management Prime
Relationship Fund[1]
(cost $14,315,066)	14,315,066	14,315,066

	Number of contracts	Value
Options purchased*—3.63%
Call options—3.63%
DAX Index strike @ EUR
7,900, expires December 2013	73	226,956
EURO STOXX 50 Index strike @ EUR
2,800, expires December 2013	120	92,469
FTSE 100 Index strike @ GBP
6,500, expires December 2013	73	133,235
NIKKEI 225 Index strike @ JPY
14,000, expires September 2013	12	76,225
NIKKEI 225 Index strike @ JPY
13,000, expires December 2013	15	207,199
S&P 500 Index strike @ USD
1,500, expires December 2013	24	345,600
S&P/ASX 200 Index strike @ AUD
5,100, expires December 2013	160	105,503
Swiss Market Index strike @ CHF
7,800, expires December 2013	22	69,642
Total options purchased
(cost $1,326,312)		1,256,829
Total investments—95.82%
(cost $32,764,693)		33,158,481

Cash and other assets,
less liabilities—4.18%		1,446,669
Net assets—100.00%		$34,605,150

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$645,475
Gross unrealized depreciation	(251,687)
Net unrealized appreciation of investments	$393,788

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 49. Portfolio footnotes begin on page 9.

SMA Relationship Trust—Series A
Portfolio of investments

June 30, 2013 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	USD	766,018	JPY	73,400,000	09/11/13	$(25,705)
GSI	EUR	562,117	NOK	4,310,000	09/11/13	(24,208)
JPMCB	AUD	2,190,000	USD	2,105,497	09/11/13	113,335
JPMCB	CAD	1,725,000	USD	1,668,671	09/11/13	31,353
JPMCB	CHF	315,000	USD	333,214	09/11/13	(495)
JPMCB	EUR	1,150,000	USD	1,506,590	09/11/13	9,214
JPMCB	GBP	435,000	USD	665,301	09/11/13	4,009
JPMCB	HKD	1,405,000	USD	181,115	09/11/13	(85)
JPMCB	INR	73,760,000	USD	1,249,259	09/11/13	23,581
JPMCB	JPY	26,700,000	USD	267,194	09/11/13	(2,103)
JPMCB	JPY	11,500,000	USD	117,915	09/11/13	1,926
JPMCB	KRW	659,000,000	USD	585,518	09/11/13	10,435
JPMCB	NOK	4,310,000	USD	739,600	09/11/13	31,895
JPMCB	NZD	3,645,000	USD	2,910,784	09/11/13	100,765
JPMCB	THB	20,510,000	USD	668,841	09/11/13	10,050
JPMCB	TWD	20,600,000	USD	681,172	09/11/13	(6,676)
JPMCB	USD	228,552	AUD	240,000	09/11/13	(10,232)
JPMCB	USD	1,023,118	EUR	770,000	09/11/13	(20,527)
JPMCB	USD	53,866	GBP	35,000	09/11/13	(659)
JPMCB	USD	67,041	HKD	520,000	09/11/13	22
JPMCB	USD	1,281,891	INR	73,760,000	09/11/13	(56,213)
JPMCB	USD	584,116	KRW	659,000,000	09/11/13	(9,033)
JPMCB	USD	628,862	MXN	8,080,000	09/11/13	(9,331)
JPMCB	USD	722,262	PHP	30,400,000	09/11/13	(19,228)
JPMCB	USD	535,512	PLN	1,740,000	09/11/13	(14,203)
JPMCB	USD	654,018	THB	20,510,000	09/11/13	4,772
JPMCB	USD	688,894	TWD	20,600,000	09/11/13	(1,047)
Net unrealized appreciation on forward foreign currency contracts						$141,612

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
10 Year US Treasury Notes, 39 contracts (USD)	September 2013	$(5,058,372)	$(4,935,938)	$122,434
Index futures buy contracts:
FTSE MIB Index, 10 contracts (EUR)	September 2013	1,044,337	993,289	(51,048)
TOPIX Index, 4 contracts (JPY)	September 2013	442,610	456,140	13,530
Index futures sell contracts:
CAC 40 Euro Index, 21 contracts (EUR)	July 2013	(1,056,952)	(1,020,812)	36,140
Interest rate futures buy contracts:
Australian Government 10 Year Bond, 27 contracts (AUD)	September 2013	3,016,735	2,923,386	(93,349)
Euro-BTP, 8 contracts (EUR)	September 2013	1,180,774	1,142,015	(38,759)
Long Gilt, 4 contracts (GBP)	September 2013	705,631	680,777	(24,854)
Interest rate futures sell contracts:
Euro-Bund, 8 contracts (EUR)	September 2013	(1,492,776)	(1,473,676)	19,100
Net unrealized depreciation on futures contracts				$(16,806)

SMA Relationship Trust—Series A
Portfolio of investments

June 30, 2013 (unaudited)

Centrally cleared credit default swaps on credit indices — buy protection2

Referenced index[3]	Notional amount	Termination date	Payments made by the Fund[4]	Upfront payments received	Value	Unrealized depreciation
CDX.NA.IG.Series 20 Index	USD 7,000,000	06/20/18	1.000%	$25,665	$(44,753)	$(19,088)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investment company	$—	$17,586,586	$—	$17,586,586
Short-term investment	—	14,315,066	—	14,315,066
Options purchased	1,256,829	—	—	1,256,829
Forward foreign currency contracts, net	—	141,612	—	141,612
Futures contracts, net	(16,806)	—	—	(16,806)
Swap agreements, net[5]	—	(19,088)	—	(19,088)
Total	$1,240,023	$32,024,176	$—	$33,264,199

At June 30, 2013, there were no transfers between Level 1 and Level 2.

SMA Relationship Trust—Series A
Portfolio of investments

June 30, 2013 (unaudited)

Portfolio footnotes
*	Non-income producing security.
[1]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/12	Purchases during the six months ended 06/30/13	Sales during the six months ended 06/30/13	Net realized gain during the six months ended 06/30/13	Change in net unrealized appreciation/ (depreciation) during the six months ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the six months ended 06/30/13
UBS Cash Management Prime
Relationship Fund	$6,491,345	$12,780,772	$4,957,051	$—	$—	$14,315,066	$6,540
UBS Global Corporate Bond
Relationship Fund	20,005,083	2,250,000	4,000,000	302,779	(971,276)	17,586,586	—
	$26,496,428	$15,030,772	$8,957,051	$302,779	$(971,276)	$31,901,652	$6,540

2 If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[3] Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[4] Payments made or received are based on the notional amount.
[5] Swap agreements are included in the table at unrealized appreciation/(depreciation).

See accompanying notes to financial statements	9

SMA Relationship Trust—Series G

August 15, 2013

Dear shareholder,
We present you with the semiannual report for Series G (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2013.

Performance
For the six months ended June 30, 2013, the Fund returned 0.80%. During the same period, its benchmark, the MSCI EAFE Free Index (gross) (the “Index”), returned 4.47%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 13.)

The Fund’s underperformance versus its benchmark was largely due to stock selection.

SMA Relationship Trust—Series G

Investment goal:
Provide long-term capital
appreciation

Portfolio manager:
Stephan Maikkula
UBS Global Asset Management
(Americas) Inc.

Commencement:
May 6, 2011

Dividend payments:
Annual

An interview with the Portfolio Managers
Q.	How would you describe the economic environment during the reporting period?
A.	The US economy continued to expand at a modest pace during the reporting period. However, growth outside the US often moderated or remained in recession. In July 2013, after the reporting period ended, the International Monetary Fund (“IMF”) projected that global growth would be 3.1% in 2013, lower than its previous forecast of a 3.3% expansion. From a regional perspective, the IMF anticipated 2013 growth in the Eurozone would contract 0.6%. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF also trimmed its forecast for most emerging market countries.

Q.	How did the overall international stock market perform during the reporting period?
A.	International equity markets experienced periods of heightened volatility during the reporting period. This was triggered by a number of factors, including generally moderating global growth, the ongoing European sovereign debt crisis and geopolitical issues. International equities fell sharply toward the end of the reporting period, as the US Federal Reserve Board (the “Fed”) indicated that it was getting closer to tapering its asset purchase program. All told, international developed equities, as measured by the MSCI EAFE Index, returned 4.47% during the six months ended June 30, 2013. During the same time period, emerging market equities, as measured by the MSCI Emerging Markets Index, declined 9.40%. This weakness was the result of concerns about slower global growth, especially in China, as well as falling commodity prices and sharply rising US interest rates.

Q.	What strategies contributed to the Fund’s performance during the reporting period?
A.	The Fund’s performance is typically driven by stock selection; sector allocations are a by-product of our bottom-up stock selection process. That said, a number of individual stocks contributed to performance during the review period.
  Shares of UK online retailer ASOS performed well after its first half 2013 interim results surpassed analysts’ expectations. Moreover, the company provided more detailed information regarding its expansion plans in China, which include a local third party distribution center for next day delivery.

  Shares of German cable operator Kabel Deutschland Holding AG outperformed the benchmark after both Vodafone and Liberty Global made bids to acquire the company.

SMA Relationship Trust—Series G

  Tokyo Tatemono Co., Ltd. is a Japanese real estate developer of commercial and residential properties. Its share price rose after Japan’s central bank announced a record high quantitative easing program and there were expectations that the company would benefit from the end of deflation in Japan.

  Kakaku.com, Inc. is a Japanese Internet company. It operates “kakaku.com,” the top price-comparison e-commerce website in Japan and “tabelog.com,” a leading restaurant review website. Its share price rose after the company reported a strong set of fiscal full year results and positive trends in its monthly visitor data to both of its main websites.
Q.	Did any strategies detract from performance?
A.	Several stocks produced disappointing results and detracted from performance during the reporting period.
  Norwegian-based global oil services company Subsea 7 S.A. performed poorly due to concerns regarding lower oil prices and industry group weakness during the first half of the year. The company’s share price came under additional pressure in late June, after it issued a profit warning due to increased costs associated with a project in Brazil.

  The Fund’s underweight to Toyota Motor Corp. detracted from relative results, as we did not hold it in the portfolio. Toyota’s shares strongly performed on the back of Japanese yen weakness and strong industry group performance. Macro factors, with respect to monetary policy in Japan, were a key driver behind the stock’s strong performance.

  The large pharmaceutical company Roche Holdings weighed on the Fund’s relative performance, since we did not hold it in the portfolio and it is a large weight in the benchmark. While recent earnings estimates for the company were largely flat, Roche’s share price moved higher during the reporting period amid general strength by pharmaceutical stocks.

  Shares of Dutch company Gemalto N.V. underperformed the benchmark, as the company reported lackluster fourth quarter 2012 results in mid-March 2013. Gemalto N.V., a software company that focuses on e-identity documents, chip payment cards and network authentication devices, reported rather benign first quarter 2013 sales in late April and also lost a patent lawsuit against Google.
Q.	What is your outlook for the economy?
A.	In spite of the recent volatility in global equity and currency markets, we remain cautiously optimistic with respect to our outlook. We were encouraged by the manner in which the markets largely shrugged off the events in Cyprus and the uncertainty generated by the Italian election results during the first quarter of 2013. These types of events had previously been used as reason for investors to seek cover. Peripheral European equity markets had strong returns in April, as both Italian and Spanish equity markets moved higher. That said, we continue to closely monitor events globally, as the focus has shifted from Europe to Japan and the emerging markets. Potential Fed actions continue to be an important topic to watch and have been key drivers behind recent market weakness and a return to a more “risk-off” environment.

Despite a renewed macro-driven environment during the last weeks of the second quarter, we continue to look for solid stock-specific growth stories. Consumer discretionary continues to be a key overweight for the Fund. We are also overweight information technology and, in general, remain underweight more defensive sectors relative to the benchmark.

SMA Relationship Trust—Series G

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver	Stephan Maikkula
President	Portfolio Manager
SMA Relationship Trust—Series G	SMA Relationship Trust—Series G
Managing Director	Executive Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/13	6 months	1 year	Since inception[1]
SMA Relationship Trust—Series G	0.80%	16.81%	(4.38)%
MSCI EAFE Free Index (gross)[2]	4.47	19.12	0.51

[1] Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.
[2] The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Top ten equity holdings (unaudited)[1]
As of June 30, 2013
Percentage of net assets
ASOS PLC	3.6%
Mitsubishi UFJ Financial Group, Inc.	3.1
Sands China Ltd.	3.0
Kabel Deutschland Holding AG	2.6
Novartis AG	2.5
Nestle SA	2.0
Cie Financiere Richemont SA, Class A	1.8
Royal Dutch Shell PLC, Class A	1.8
Novo Nordisk A/S, Class B	1.8
Sumitomo Mitsui Financial Group, Inc.	1.7
Total	23.9%

Country exposure by issuer, top five
(unaudited)[1]
As of June 30, 2013
Percentage of net assets
Japan	26.6%
United Kingdom	15.8
Germany	11.7
Switzerland	9.5
France	5.2
Total	68.8%

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2013
Common stocks
Aerospace & defense	1.11%
Airlines	0.84
Auto components	1.21
Automobiles	4.05
Beverages	1.52
Biotechnology	1.01
Capital markets	2.22
Chemicals	2.81
Commercial banks	15.86
Computers & peripherals	0.85
Construction materials	1.14
Consumer finance	0.95
Diversified financial services	2.13
Electronic equipment, instruments & components	2.89
Energy equipment & services	3.31
Food & staples retailing	1.19
Food products	4.00
Hotels, restaurants & leisure	2.98
Household durables	0.94
Household products	0.92
Industrial conglomerates	1.01
Insurance	0.95
Internet & catalog retail	3.58
Internet software & services	2.57
Life sciences tools & services	1.38
Machinery	7.50
Media	2.65
Metals & mining	1.84
Multiline retail	1.11
Oil, gas & consumable fuels	2.59
Pharmaceuticals	5.16
Real estate investment trust (REIT)	1.10
Real estate management & development	3.27
Semiconductors & semiconductor equipment	2.61
Software	1.51
Specialty retail	2.09
Textiles, apparel & luxury goods	3.54
Total common stocks	96.39%

Preferred stock	1.42
Investment company
iShares MSCI EAFE Index Fund	1.18
Short-term investment	0.41
Total investments	99.40%

Cash and other assets, less liabilities	0.60
Net assets	100.00%

[1] Figures represent the direct investments of SMA Relationship Trust—Series G. Figures might be different if a breakdown of the underlying investment companies was included.

SMA Relationship Trust—Series G
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value
Common stocks—96.39%
Australia—3.29%
Australia & New Zealand Banking
Group Ltd.	27,409	$716,412
Commonwealth Bank of Australia	16,924	1,070,757
Treasury Wine Estates Ltd.	206,855	1,101,023
Westpac Banking Corp.	32,659	862,596
Total Australia common stocks		3,750,788

Belgium—0.25%
Anheuser-Busch InBev NV	3,239	288,335

China—0.62%
Brilliance China Automotive
Holdings Ltd.*	630,000	706,674

Denmark—1.78%
Novo Nordisk A/S, Class B	13,040	2,032,202

France—5.16%
BNP Paribas SA	27,179	1,484,972
Ingenico	17,226	1,148,018
Lafarge SA	12,538	770,961
Safran SA	24,294	1,268,844
Technip SA	5,531	561,627
Valeo SA	10,422	655,025
Total France common stocks		5,889,447

Germany—10.29%
Allianz SE	3,265	477,050
BASF SE	11,388	1,017,316
Bayer AG	9,776	1,042,554
Bayerische Motoren Werke AG	13,420	1,173,510
Deutsche Bank AG	6,826	285,699
GEA Group AG	22,768	806,987
Gerresheimer AG	27,069	1,567,929
Hugo Boss AG	5,696	627,241
Kabel Deutschland Holding AG	27,459	3,015,911
SAP AG	23,460	1,717,995
Total Germany common stocks		11,732,192

Hong Kong—0.95%
Techtronic Industries Co.	452,500	1,082,819

India—0.84%
ICICI Bank Ltd. ADR	25,000	956,250

Indonesia—2.08%
Bank Rakyat Indonesia Persero Tbk PT	2,352,500	1,836,965
Semen Indonesia Persero Tbk PT	308,500	531,521
Total Indonesia common stocks		2,368,486

Japan—26.55%
Calsonic Kansei Corp.	173,000	723,886
Cosmos Pharmaceutical Corp.	13,400	1,356,483
Credit Saison Co., Ltd.	43,100	1,081,628
Don Quijote Co., Ltd.	26,100	1,269,737
FANUC Corp.	8,200	1,188,909
Ibiden Co., Ltd.	71,700	1,118,370
Isuzu Motors Ltd.	177,000	1,211,767
Kakaku.com, Inc.	53,500	1,631,755
Komatsu Ltd.	59,700	1,380,239
Makino Milling Machine Co., Ltd.	222,000	1,302,722
Mitsubishi Estate Co., Ltd.	47,000	1,251,533
Mitsubishi UFJ Financial Group, Inc.	568,900	3,510,454
Murata Manufacturing Co., Ltd.	13,500	1,027,677
Nippon Steel & Sumitomo Metal Corp.	445,000	1,202,460
Nissan Motor Co., Ltd.	150,200	1,521,990
NTT Urban Development Corp.	722	886,667
ORIX Corp.	101,100	1,381,231
Shin-Etsu Chemical Co., Ltd.	18,200	1,207,461
Sumitomo Mitsui Financial Group, Inc.	43,300	1,986,439
Tadano Ltd.	113,000	1,446,965
THK Co., Ltd.	47,000	988,052
Tokyo Tatemono Co., Ltd.	191,000	1,590,704
Total Japan common stocks		30,267,129

Macau—2.98%
Sands China Ltd.	720,800	3,396,734

Netherlands—4.07%
ASML Holding NV	18,436	1,454,712
Gemalto NV	10,708	969,532
ING Groep NV CVA*	114,775	1,045,778
Unilever NV CVA	29,650	1,167,659
Total Netherlands common stocks		4,637,681

Norway—2.97%
DNB ASA	78,420	1,135,437
Norwegian Air Shuttle AS*	21,915	957,508
Subsea 7 SA	73,952	1,296,581
Total Norway common stocks		3,389,526

Philippines—1.01%
SM Investments Corp.	46,460	1,150,745

Singapore—0.69%
Ezion Holdings Ltd.	470,000	786,114

Spain—3.91%
Banco Bilbao Vizcaya Argentaria SA	54,786	459,607
Banco Santander SA	68,620	437,843
Grifols SA	31,381	1,151,888
Inditex SA	10,735	1,325,219
Viscofan SA	21,566	1,080,468
Total Spain common stocks		4,455,025

SMA Relationship Trust—Series G
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Sweden—2.43%
Skandinaviska Enskilda Banken AB,
Class A	139,406	$1,332,507
Trelleborg AB, Class B	9,599	144,140
Volvo AB, Class B	96,639	1,294,073
Total Sweden common stocks		2,770,720

Switzerland—9.46%
Cie Financiere Richemont SA, Class A	23,630	2,090,187
Credit Suisse Group AG*	40,088	1,063,157
GAM Holding AG*	77,258	1,186,005
Nestle SA	35,229	2,310,557
Novartis AG	39,582	2,811,870
Swatch Group AG	14,048	1,323,670
Total Switzerland common stocks		10,785,446

Thailand—0.93%
Home Product Center PCL	2,850,840	1,057,058

Turkey—0.36%
Turkiye Halk Bankasi AS	48,439	410,628

United Kingdom—15.77%
Afren PLC*	152,612	300,589
ARM Holdings PLC	125,840	1,521,601
ASOS PLC*	66,296	4,078,691
BG Group PLC	32,991	561,237
Croda International PLC	26,135	984,608
Derwent London PLC	17,022	595,461
Diageo PLC	11,957	341,897
Great Portland Estates PLC	81,512	658,930
HSBC Holdings PLC	181,370	1,881,329
Jardine Lloyd Thompson Group PLC	43,317	599,535
John Wood Group PLC	91,383	1,125,116
Reckitt Benckiser Group PLC	14,841	1,049,166
Rio Tinto PLC	21,989	897,307
Royal Dutch Shell PLC, Class A	65,333	2,086,733
Telecity Group PLC	84,522	1,303,535
Total United Kingdom common stocks		17,985,735
Total common stocks
(cost $102,266,949)		109,899,734

Preferred stock—1.42%
Germany—1.42%
Volkswagen AG, Preference shares
(cost $1,697,048)	7,990	1,617,749

Investment company—1.18%
iShares MSCI EAFE Index Fund
(cost $1,416,890)	23,500	1,348,430

Short-term investment—0.41%
Investment company—0.41%
UBS Cash Management Prime
Relationship Fund[1]
(cost $470,626)	470,626	470,626
Total investments—99.40%
(cost $105,851,513)		113,336,539

Cash and other assets,
less liabilities: 0.60%		679,676
Net assets: 100.00%		$114,016,215

SMA Relationship Trust—Series G
Portfolio of investments

June 30, 2013 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$12,403,008
Gross unrealized depreciation	(4,917,982)
Net unrealized appreciation of investments	$7,485,026

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 49. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$109,899,734	$—	$—	$109,899,734
Preferred stock	1,617,749	—	—	1,617,749
Investment company	1,348,430	—	—	1,348,430
Short-term investment	—	470,626	—	470,626
Total	$112,865,913	$470,626	$—	$113,336,539

At December 31, 2012, $112,547,114 of exchange traded foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund’s fair valuation procedures.

Portfolio footnotes
* Non-income producing security.
1 The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/12	Purchases during the six months ended 06/30/13	Sales during the six months ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the six months ended 06/30/13
UBS Cash Management Prime Relationship Fund	$656,839	$27,862,716	$28,048,929	$470,626	$668

See accompanying notes to financial statements	17

SMA Relationship Trust—Series M

August 15, 2013

Dear shareholder,
We present you with the semiannual report for Series M (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2013.

Performance
For the six-month period, the Fund declined 2.30%, compared to a 2.69% decline in its benchmark, the Barclays Municipal Bond Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 21.)

While the Fund generated a negative absolute return during in the reporting period, it outperformed its benchmark. This was due primarily to yield curve and duration positioning, along with our quality bias.

SMA Relationship Trust—Series M

Investment goal:
Total return consisting of capital
appreciation and current income
exempt from federal income tax

Portfolio manager:
Elbridge T. Gerry
UBS Global Asset Management
(Americas) Inc.

Commencement:
October 8, 2003

Dividend payments:
Monthly

The Fund used certain interest rate derivative instruments early in the reporting period to adjust its duration positioning. As noted above, duration strategy overall detracted from performance during the period.

An interview with the Portfolio Manager
Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed. After the Commerce Department reported that gross domestic product (“GDP”) growth was a tepid 0.1% in the fourth quarter of 2012, the economy gained some traction, as GDP grew 1.1% during the first three months of 2013. On July 31, 2013, after the Fund’s reporting period had ended, the Commerce Department’s initial estimate for second quarter 2013 GDP growth was 1.7%.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	The Fed took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate (the federal funds rate, or “fed funds” rate, is the rate banks charge one another for funds they borrow on an overnight basis) at an extremely low level between 0% and 0.25%. Looking back, at its December 2012 meeting, the Fed said it would continue buying $40 billion a month of agency mortgage-backed securities (“MBS”) and purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%,” provided inflation remains well-contained. The Fed has not materially changed its official policy stance thus far in 2013. However, in his press conference following the Fed’s meeting in June, Fed Chairman Ben Bernanke said, “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This statement triggered a substantial sell-off in the fixed income market, as Treasury yield rose sharply and bond prices declined.

SMA Relationship Trust—Series M

Q.	How did the overall US bond and municipal markets perform during the reporting period?
A.	US Treasury yields moved higher during the reporting period. Increasing investor concerns about the commitment of the Fed to its current quantitative easing program served to provide pressure for higher rates. The US taxable spread sectors (non-US Treasury fixed income securities) also experienced periods of volatility and spread widening. As a result, they generally produced negative returns during the reporting period. For the six months ended June 30, 2013, the overall US bond market, as measured by the Barclays U.S. Aggregate Index, returned -2.44%.

The municipal bond market also generated weak results and underperformed its taxable bond counterpart for the six months ended June 30, 2013, and declined 2.69%. The Index posted positive returns during three of the first four months of the reporting period. However, these gains were more than offset by a sharp sell-off that occurred in May and June due to an expected shift in Fed policy, rising yields and weak investor demand for municipal securities.

Q.	How did you manage the Fund over the reporting period?
A.	We maintained a defensive posture for the Fund during the reporting period given continued headwinds for the economy and uncertainty on the monetary policy front. Against this backdrop, the Fund’s duration was shorter than that of the Index. This positioning positively contributed to results, as municipal yields moved sharply higher during the reporting period. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

The Fund’s yield curve positioning was also a positive overall. In particular, the Fund’s underweight versus the Index to securities with maturities of 20+ years was beneficial, as this was the worst performing portion of the curve. While our overweight in the intermediate portion of the municipal curve was a slight negative, it was offset by our positioning in the shorter portion of the curve. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

Overall, our quality biases contributed to performance, largely due to our underweight to municipal securities rated AA, as they generated the weakest results from a quality perspective during the reporting period. Elsewhere, an overweight to higher quality AAA-rated securities was a small positive, whereas an underweight to lower rated BBB-rated securities modestly detracted from results.

Q.	How did your sector positioning impact the Fund’s performance?
A.	Overall, sector positioning was slightly beneficial for performance during the reporting period. For example, our underweights to the industrial development revenue/pollution control revenue and water/sewer sectors were rewarded, as was our overweight to the power sector. However, these positives were somewhat offset by our underweight to the housing sector, as it outperformed the Index.

Q.	What is your outlook for the municipal bond market?
A.	Despite the weakness we experienced in May and June 2013, we continue to have a positive long-term outlook for the municipal bond market. Since the conclusion of the reporting period, the market has stabilized somewhat. It has been particularly resilient of late, especially in light of the recent filing for bankruptcy protection by the city of Detroit. Given current yields, we find municipal securities to be very attractive relative to Treasuries, especially at the long end of the yield curve. Given this view, we have reduced the Fund’s strategic cash position in recent weeks to take advantage of compelling opportunities in the marketplace. We have also swapped out of certain longer-dated municipal bonds with less rate protection and into more attractive structures. We believe that the latter has the potential to hold up fairly well should rates rise further and could generate solid results when the municipal market regains its footing.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver	Elbridge T. Gerry
President	Portfolio Manager
SMA Relationship Trust—Series M	SMA Relationship Trust—Series M
Managing Director	Managing Director
UBS Global Asset Management (Americas) Inc.	UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/13	6 months	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series M	(2.30)%	0.83%	4.76%	4.37%
Barclays Municipal Bond Index[2]	(2.69)	0.24	5.33	4.64

[1] Since inception returns are calculated as of the performance inception date, October 8, 2003, of SMA Relationship Trust—Series M.
[2] The Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated long-term tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)
As a percentage of net assets as of June 30, 2013
Long-term municipal bonds
Arizona	1.30%
California	13.64
Colorado	1.22
Delaware	3.15
Florida	5.90
Georgia	5.98
Hawaii	3.34
Illinois	4.48
Louisiana	1.91
Massachusetts	4.05
Michigan	0.17
Minnesota	2.11
Missouri	4.41
New Jersey	6.08
New York	10.72
North Carolina	5.75
Oregon	1.19
South Carolina	6.40
Tennessee	2.80
Texas	7.30
Virginia	4.83
Washington	0.87
Wisconsin	3.18
Total long-term municipal bonds	100.78%

Total investments	100.78%

Liabilities, in excess of other assets	(0.78)
Net assets	100.00%

SMA Relationship Trust—Series M
Portfolio of investments

June 30, 2013 (unaudited)

	Face amount	Value
Long-term municipal bonds—100.78%
Arizona—1.30%
Arizona State Transportation Board
Highway Revenue Bonds,
Series A, 5.000%, due 07/01/23	$2,000,000	$2,341,280

California—13.64%
California State Department of
Water Resources Revenue Bonds,
Series AM, 5.000%, due 12/01/20	2,000,000	2,414,200
California State Public Works Board
Revenue Bonds,
Series A, 5.000%, due 04/01/21	1,500,000	1,716,855
Series E, 4.000%, due 06/01/15	4,000,000	4,247,160
5.000%, due 06/01/21	2,065,000	2,365,602
Los Angeles County Metropolitan
Transitional Authority Sales Tax
Revenue Bonds, 5.000%,
due 07/01/19	1,100,000	1,304,468
State of California, GO,
5.000%, due 02/01/20	8,000,000	9,364,960
5.000%, due 09/01/21	2,755,000	3,247,897
		24,661,142

Colorado—1.22%
City & County of Denver, COP,
Series A2, 0.070%, due 12/01/29[1]	2,200,000	2,200,000

Delaware—3.15%
State of Delaware, GO,
Series B, 5.000%, due 02/01/17	5,000,000	5,703,100

Florida—5.90%
Florida State Board of Education,
Public Education, GO, Series C,
5.000%, due 06/01/22	1,000,000	1,186,560
Florida State Tampa-Hillsborough
Country Expressway Authority
Revenue Bonds, AMBAC,
4.000%, due 07/01/15[2]	3,750,000	4,043,362
Tampa Health System Revenue Bonds,
Series A, 5.000%, due 11/15/25	5,000,000	5,441,600
		10,671,522

Georgia—5.98%
City of Atlanta GA Revenue Bonds,
Series B, 5.000%, due 01/01/20	3,500,000	4,077,395
Municipal Electric Authority of
Georgia Revenue Bonds,
Series A, 5.000%, due 01/01/21	3,500,000	4,059,265
State of Georgia, GO,
Series I, 5.000%, due 11/01/21	2,200,000	2,673,242
		10,809,902

Hawaii—3.34%
County of Hawaii, GO,
Series B, 4.000%, due 09/01/21	2,200,000	2,451,724
State of Hawaii, GO,
Series EF, 5.000%, due 11/01/22	3,000,000	3,579,840
		6,031,564

Illinois—4.48%
State of Illinois, GO,
5.000%, due 03/01/18	6,000,000	6,660,420
5.000%, due 03/01/19	1,300,000	1,446,133
		8,106,553

Louisiana—1.91%
City of New Orleans LA, GO,
AGC-ICC, FGIC,
5.500%, due 12/01/21	3,010,000	3,459,212

Massachusetts—4.05%
Massachusetts Health & Educational
Facilities Authority Revenue Bonds,
Series A, 5.500%, due 11/15/36	4,000,000	4,490,160
Massachusetts Municipal Wholesale
Electric Co. Revenue Bonds,
5.000%, due 07/01/19	2,500,000	2,831,800
		7,321,960

Michigan—0.17%
University of Michigan Revenue Bonds,
Series D1, 0.010%, due 12/01/24[1]	300,000	300,000

Minnesota—2.11%
Minneapolis-St Paul Metropolitan
Airports Commission Revenue
Bonds, 5.000%, due 01/01/19	3,300,000	3,806,484

Missouri—4.41%
Missouri State Health & Educational
Facilities Authority Revenue Bonds,
Series D, 0.050%, due 09/01/30[1]	2,400,000	2,400,000
Missouri State Highways &
Transportation Commission
Revenue Bonds,
Series A, 5.000%, due 05/01/14	5,350,000	5,566,140
		7,966,140

New Jersey—6.08%
New Jersey Economic Development
Authority Revenue Bonds,
Series K, AMBAC,
5.500%, due 12/15/19	5,000,000	5,892,550
Series NN, 5.000%, due 03/01/23	4,500,000	5,090,670
		10,983,220

SMA Relationship Trust—Series M
Portfolio of investments

June 30, 2013 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Concluded)
New York—10.72%
City of New York, GO,
Series H, 5.000%, due 08/01/26	$4,000,000	$4,539,720
New York City Metropolitan
Transportation Authority Revenue
Bonds, Series B, AMBAC,
5.000%, due 11/15/15[2]	2,750,000	3,025,578
New York City Municipal Water
Finance Authority Revenue Bonds,
Series DD, 0.030%, due 06/15/43[1]	4,000,000	4,000,000
New York City Transitional
Finance Authority Future
Tax Secured Revenue Bonds,
Series A-1, 5.000%, due 11/01/21	2,000,000	2,364,620
Series I, 5.000%, due 05/01/32	5,000,000	5,445,700
		19,375,618

North Carolina—5.75%
Charlotte-Mecklenburg Hospital
Authority, Health Care System,
Revenue Bonds,
Series H, 0.050%, due 01/15/45[1]	2,000,000	2,000,000
North Carolina Eastern Municipal
Power Agency Power Systems
Revenue Bonds,
Series B, 5.000%, due 01/01/21	2,380,000	2,756,778
Series D, 5.000%, due 01/01/23	5,000,000	5,645,250
		10,402,028

Oregon—1.19%
Tri-County Metropolitan
Transportation District
Revenue Bonds,
Series A, 5.000%, due 09/01/37	2,000,000	2,152,220

South Carolina—6.40%
Piedmont Municipal Power Agency
Revenue Bonds,
Series A-3, 5.000%, due 01/01/18	5,080,000	5,788,000
Series A-4, 5.000%, due 01/01/20	5,000,000	5,782,250
		11,570,250

Tennessee—2.80%
State of Tennessee, GO,
Series B, 5.000%, due 08/01/20	4,195,000	5,066,553

Texas—7.30%
Garland Independent
School District, GO, PSF-GTD,
5.000%, due 02/15/22	2,000,000	2,348,780
Lower Colorado River Authority,
Transmission Contract, Transmission
Services, Revenue Bonds,
5.000%, due 05/15/14	1,515,000	1,577,221
5.000%, due 05/15/15	3,080,000	3,328,741
San Antonio Electric & Gas,
Revenue Bonds,
5.000%, due 02/01/22	5,000,000	5,948,100
		13,202,842

Virginia—4.83%
Virginia College Building Authority,
Education Facility 21st Century
College & Equipment,
Revenue Bonds,
Series B, 5.000%, due 02/01/23	5,000,000	5,790,500
Virginia Public Building
Authority Revenue Bonds,
Series A, 5.000%, due 08/01/21	2,465,000	2,938,600
		8,729,100

Washington—0.87%
Washington State Health Care
Facilities Authority Revenue Bonds,
Series A, 5.000%, due 10/01/25	1,435,000	1,565,341

Wisconsin—3.18%
State of Wisconsin Revenue
Bonds, State Appropriation,
Series A, 6.000%, due 05/01/36	5,000,000	5,757,550
Total long-term municipal bonds
(cost $183,095,745)		182,183,581
Total investments—100.78%
(cost $183,095,745)		182,183,581

Liabilities, in excess of cash and other
assets: (0.78%)		(1,411,451)
Net assets—100.00%		$180,772,130

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,773,895
Gross unrealized depreciation	(3,686,059)
Net unrealized depreciation of investments	$(912,164)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 49. Portfolio footnotes begin on page 25.

SMA Relationship Trust—Series M
Portfolio of investments

June 30, 2013 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized depreciation
US Treasury futures sell contracts:
US Long Bond Futures, 35 contracts (USD)	September 2013	$(4,750,114)	$(4,754,531)	$(4,417)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds	$—	$182,183,581	$—	$182,183,581
Futures contracts, net	(4,417)	—	—	(4,417)
Total	$(4,417)	$182,183,581	$—	$182,179,164

       At June 30, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes
[1] Variable or floating rate security — The interest rate shown is the current rate as of June 30, 2013 and changes periodically.
[2] Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/12	Purchases during the six months ended 06/30/13	Sales during the six months ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the six months ended 06/30/13
UBS Cash Management Prime Relationship Fund	$3,704,597	$87,406,837	$91,111,434	$—	$2,580

SMA Relationship Trust—Series S

August 15, 2013

Dear shareholder,
We present you with the semiannual report for Series S (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2013.

Performance
Over the six months ended June 30, 2013, the Fund returned 13.90%. During the same period, the Fund’s benchmark, the Russell 2000 Index (the “Index”), returned 15.86%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 29.)

The Fund lagged its benchmark over the six-month period, primarily due to stock selection decisions.

SMA Relationship Trust—Series S

Investment goal:
Maximum total return, consisting of capital appreciation and current income, while controlling risk.

Portfolio managers1:
Wilfred Talbot and Joseph Nowinski
Manulife Asset Management (US) LLC

Commencement:
May 2, 2011

Dividend payments:
Annually

An interview with the Portfolio Managers
Q.	What strategies contributed to the Fund’s performance during the reporting period?
A.	Stock selection within the consumer discretionary sector, as well as an overweight to the sector, benefited relative returns.

Greatbatch was the largest positive stock contributor during the six-month period. The company manufactures and sells medical technology components to original equipment manufacturers (OEMs), mostly in the cardiac rhythm management, neuromodulation, orthopedic and vascular industries. It also sells to nonmedical customers, such as oil and gas OEMs. Greatbatch has been performing according to our investment thesis, and we believe that investors have finally recognized the value of the company’s core business.

After Inter Parfums, Inc, which markets and sells high-end fragrances mostly on a licensed basis, lost the Burberry business, its stock came under pressure. Despite this tailwind, we believed that the company’s core business had higher margins than what was reflected in the stock price. During the reporting period, our thesis was rewarded, as investors recognized the company’s value. Shares traded higher, positively contributing to the Fund’s returns.

Infoblox, a provider of automation solutions for discovery and management of IP addresses for electronic devices, performed strongly during the six-month period. The company’s gains were driven by consistent revenue growth greater than 30% and by steadily improving operating margins. Infoblox continues to leverage its unique product offering to expand its potential markets.

[1] Please note, effective May 28, 2013, Manulife Asset Management (“Manulife”) was hired as a subadvisor for the Fund. Wilfred Talbot, Manulife’s portfolio manger who is responsible for the day-to-day management of the Fund, possesses a strong track record in the small cap space and was previously with UBS Global Asset Management until March 2013.

SMA Relationship Trust—Series S

Ignite Restaurant Group Inc. contributed to Fund performance. The restaurant company, which operates Joe’s Crab Shack and Brick House, acquired the Romano’s Macaroni Grill chain during the reporting period. The Fund took a position in the stock when the announcement was made, but the stock initially traded down. However, after company management described credible plans for the acquisition, the stock meaningfully traded up as the market digested those plans.

Shares of SS&C Technologies Holdings, Inc. were higher due to the company’s seamless acquisition of GlobeOp. SS&C is a leading provider of software and services for backend processes for asset management and trading systems. This was SS&C’s largest acquisition ever and was accomplished without disrupting the company’s consistent execution. The combined company is starting to demonstrate synergies well ahead of the market’s expectations.

Q.	What strategies detracted from performance?
A.	Many of the Fund’s largest performance detractors were information technology names. Stock selection led us to overweight the sector, which hindered relative returns.

Central Garden & Pet Co., Class A was the largest stock-specific detractor during the six months. The company is the leading innovator, marketer and producer of quality branded products for lawn, garden and pet supplies. Central Garden & Pet delayed a planned restructuring due to missteps in the process, which led to lower-than-expected earnings. Central Garden & Pet has significant opportunities to increase its operating margins, as those of its closest competitors are more than double the company’s today. Central Garden & Pet is taking steps to address this gap. The stock is priced as if there will be little margin improvement going forward.

Shares of InnerWorkings declined after the company announced the loss of its biggest customer due to a change in control. The company provides managed print and promotional procurement solutions to corporate clients in the US. We believe that the pipeline is strong at this company, which has a 98% customer retention rate.

NETGEAR, Inc., a diversified producer of networking, security and storage equipment for homes, small businesses and service providers, underperformed after the company delivered slightly weak first quarter results. These issues related to supply chain issues in NETGEAR’s storage product line. Investors took a cautious approach to the stock due to softness in capital expenditure by service providers and progress toward the integration of its recently acquired AirCard business.

Aruba Networks detracted from Fund performance for the reporting period. The wireless networking company missed earnings expectations and cited unusual competition from Cisco, its perennial competitor. The stock’s performance was also impacted when the entire networking sector went out of favor due to lower-than-expected capital expenditures by service providers.

SMA Relationship Trust—Series S

Mark E. Carver	Wilfred Talbot
President	Senior Portfolio Manager
SMA Relationship Trust—Series S	SMA Relationship Trust—Series S
Managing Director	Senior Managing Director
UBS Global Asset Management	Manulife Asset Management (US) LLC
(Americas) Inc.

Joseph Nowinski
Portfolio Manager
SMA Relationship Trust—Series S
Managing Director
Manulife Asset Management (US) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series S

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/13	6 months	1 year	Since inception[1]
SMA Relationship Trust—Series S	13.90%	23.71%	7.87%
Russell 2000 Index[2]	15.86	24.21	7.97

[1] Since inception returns are calculated as of the performance inception date, May 2, 2011, of SMA Relationship Trust—Series S.
[2] The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Top ten equity holdings (unaudited)[1]
As of June 30, 2013

Percentage of net assets
Greatbatch, Inc.	2.8%
Bio-Rad Laboratories, Inc., Class A	2.1
BE Aerospace, Inc.	2.0
Cooper Companies, Inc.	1.8
MasTec, Inc.	1.8
Tenneco, Inc.	1.8
Ignite Restaurant Group, Inc.	1.8
Hudson Pacific Properties, Inc.	1.8
Vail Resorts, Inc.	1.8
Elizabeth Arden, Inc.	1.7
Total	19.4%

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2013
Common stocks
Aerospace & defense	4.32%
Air freight & logistics	1.23
Auto components	1.79
Biotechnology	0.86
Building products	1.49
Capital markets	4.17
Chemicals	2.69
Commercial banks	7.43
Commercial services & supplies	0.80
Communications equipment	2.59
Construction & engineering	1.84
Diversified consumer services	2.68
Electric utilities	0.82
Electrical equipment	1.06
Electronic equipment, instruments & components	1.03
Energy equipment & services	2.46
Health care equipment & supplies	9.69
Health care providers & services	1.08
Hotels, restaurants & leisure	5.12
Household products	1.17
Internet software & services	1.35
Life sciences tools & services	2.09
Machinery	2.15
Media	2.51
Metals & mining	1.31
Multiline retail	0.69
Oil, gas & consumable fuels	2.63
Personal products	3.48
Real estate investment trust (REIT)	5.73
Road & rail	0.68
Semiconductors & semiconductor equipment	1.46
Software	11.01
Textiles, apparel & luxury goods	2.09
Thrifts & mortgage finance	2.32
Trading companies & distributors	1.29
Total common stocks	95.11%

Investment company
PennantPark Floating Rate Capital Ltd.	1.01
Short-term investment	4.18
Total investments	100.30%

Liabilities, in excess of cash and other assets	(0.30)
Net assets	100.00%

[1] Figures represent the direct investments of SMA Relationship Trust—Series S. Figures might be different if a breakdown of the underlying investment companies was included.

SMA Relationship Trust—Series S
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value
Common stocks—95.11%
Aerospace & defense—4.32%
BE Aerospace, Inc.*	21,200	$1,337,296
Esterline Technologies Corp.*	13,600	983,144
LMI Aerospace, Inc.*	33,600	629,664
		2,950,104

Air freight & logistics—1.23%
Hub Group, Inc., Class A*	23,100	841,302

Auto components—1.79%
Tenneco, Inc.*	27,000	1,222,560

Biotechnology—0.86%
Emergent Biosolutions, Inc.*	40,847	589,014

Building products—1.49%
AO Smith Corp.	28,000	1,015,840

Capital markets—4.17%
Evercore Partners, Inc., Class A	29,500	1,158,760
Golub Capital BDC, Inc.	44,000	770,000
PennantPark Investment Corp.	83,100	918,255
		2,847,015

Chemicals—2.69%
Cytec Industries, Inc.	12,600	922,950
HB Fuller Co.	24,100	911,221
		1,834,171

Commercial banks—7.43%
Bank of Hawaii Corp.	12,200	613,904
Banner Corp.	21,300	719,727
BBCN Bancorp, Inc.	65,225	927,499
City National Corp.	12,400	785,788
East West Bancorp, Inc.	42,400	1,166,000
Prosperity Bancshares, Inc.	16,600	859,714
		5,072,632

Commercial services & supplies—0.80%
InnerWorkings, Inc.*	50,100	543,585

Communications equipment—2.59%
Aruba Networks, Inc.*	36,400	559,104
Finisar Corp.*	42,200	715,290
NETGEAR, Inc.*	16,100	491,694
		1,766,088

Construction & engineering—1.84%
MasTec, Inc.*	38,200	1,256,780

Diversified consumer services—2.68%
Coinstar, Inc.*	12,500	733,375
Regis Corp.	66,900	1,098,498
		1,831,873

Electric utilities—0.82%
Portland General Electric Co.	18,200	556,738

Electrical equipment—1.06%
Regal-Beloit Corp.	11,200	726,208

Electronic equipment, instruments & components—1.03%
InvenSense, Inc.*	45,800	704,404

Energy equipment & services—2.46%
C&J Energy Services, Inc.*	40,300	780,611
Dawson Geophysical Co.*	24,400	899,384
		1,679,995

Health care equipment & supplies—9.69%
AtriCure, Inc.*	68,400	649,800
CONMED Corp.	20,000	624,800
Cooper Companies, Inc.	10,600	1,261,930
Greatbatch, Inc.*	57,900	1,898,541
Hill-Rom Holdings, Inc.	20,100	676,968
ICU Medical, Inc.*	11,000	792,660
STERIS Corp.	16,600	711,808
		6,616,507

Health care providers & services—1.08%
Patterson Cos., Inc.	19,500	733,200

Hotels, restaurants & leisure—5.12%
Bravo Brio Restaurant Group, Inc.*	60,400	1,076,328
Ignite Restaurant Group, Inc.*	64,664	1,220,210
Vail Resorts, Inc.	19,500	1,199,640
		3,496,178

Household products—1.17%
Central Garden and Pet Co., Class A*	115,356	795,956

Internet software & services—1.35%
Demandware, Inc.*	6,600	279,906
ValueClick, Inc.*	26,000	641,680
		921,586

Life sciences tools & services—2.09%
Bio-Rad Laboratories, Inc., Class A*	12,700	1,424,940

SMA Relationship Trust—Series S
Portfolio of investments

June 30, 2013 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Machinery—2.15%
CIRCOR International, Inc.	14,200	$722,212
Nordson Corp.	10,700	741,617
		1,463,829

Media—2.51%
Cinemark Holdings, Inc.	41,100	1,147,512
ReachLocal, Inc.*	46,100	565,186
		1,712,698

Metals & mining—1.31%
Compass Minerals International, Inc.	10,600	896,018

Multiline retail—0.69%
Big Lots, Inc.*	15,000	472,950

Oil, gas & consumable fuels—2.63%
Berry Petroleum Co., Class A	23,100	977,592
Kodiak Oil & Gas Corp.*	92,100	818,769
		1,796,361

Personal products—3.48%
Elizabeth Arden, Inc.*	26,400	1,189,848
Inter Parfums, Inc.	41,500	1,183,580
		2,373,428

Real estate investment trust (REIT)—5.73%
Campus Crest Communities, Inc.	84,800	978,592
Hudson Pacific Properties, Inc.	57,300	1,219,344
LaSalle Hotel Properties	32,700	807,690
Summit Hotel Properties, Inc.	95,700	904,365
		3,909,991

Road & rail—0.68%
Knight Transportation, Inc.	27,700	465,914

Semiconductors & semiconductor equipment—1.46%
ON Semiconductor Corp.*	123,200	995,456

Software—11.01%
Cadence Design Systems, Inc.*	59,800	865,904
Cyan, Inc.*	55,700	582,065
Gigamon, Inc.*	5,036	138,792
Guidewire Software, Inc.*	24,500	1,030,225
Infoblox, Inc.*	21,600	632,016
Qualys, Inc.*	63,470	1,023,137
Rally Software Development Corp.*	15,300	379,746
RealPage, Inc.*	16,800	308,112
Solera Holdings, Inc.	13,900	773,535
SS&C Technologies Holdings, Inc.*	33,100	1,088,990
Tableau Software, Inc., Class A*	12,500	692,750
		7,515,272

Textiles, apparel & luxury goods—2.09%
Crocs, Inc.*	33,500	552,750
Movado Group, Inc.	25,900	876,197
		1,428,947

Thrifts & mortgage finance—2.32%
Brookline Bancorp, Inc.	103,200	895,776
EverBank Financial Corp.	41,500	687,240
		1,583,016

Trading companies & distributors—1.29%
Watsco, Inc.	10,500	881,580
Total common stocks
(cost $52,942,422)		64,922,136

Investment company—1.01%
PennantPark Floating Rate Capital Ltd.
(cost $709,084)	48,528	690,068

Short-term investment—4.18%
Investment company—4.18%
UBS Cash Management Prime
Relationship Fund[1]
(cost $2,853,937)	2,853,937	2,853,937
Total investments—100.30%
(cost $56,505,443)		68,466,141

Liabilities, in excess of cash and
other assets—(0.30)%		(202,589)
Net assets—100.00%		$68,263,552

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$13,078,874
Gross unrealized depreciation	(1,118,176)
Net unrealized appreciation of investments	$11,960,698

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 49. Portfolio footnotes begin on page 33.

SMA Relationship Trust—Series S
Portfolio of investments

June 30, 2013 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$64,922,136	$—	$—	$64,922,136
Investment company	690,068	—	—	690,068
Short-term investment	—	2,853,937	—	2,853,937
Total	$65,612,204	$2,853,937	$—	$68,466,141

       At June 30, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes
* Non-income producing security.
[1] The table below details the Fund’s investments in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/12	Purchases during the six months ended 06/30/13	Sales during the six months ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the six months ended 06/30/13
UBS Cash Management Prime Relationship Fund	$605,589	$11,300,349	$9,052,001	$2,853,937	$1,145

See accompanying notes to financial statements.	33

SMA Relationship Trust—Series T

August 15, 2013

Dear shareholder,
We present you with the semiannual report for Series T (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2013.

Performance
During the six-month reporting period, the Fund declined 2.46%. For comparison purposes, the Barclays US Credit Index and the Barclays US Mortgage-Backed Securities Index, declined 3.60% and 2.01%, respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 37.)

SMA Relationship Trust—Series T

Investment goal:
Maximum total return, consisting of
income and capital appreciation

Portfolio managers:
Scott Dolan, John Dugenske,
Craig Ellinger and Brian Fehrenbach
UBS Global Asset Management
(Americas) Inc.

Commencement:
October 9, 2003

Dividend payments:
Monthly

The Fund used derivatives during the review period. Certain interest rate derivatives were used to facilitate specific duration and yield curve strategies, while credit derivatives, like credit default swaps and options on credit default swaps, were used to implement specific credit-related investment strategies. Throughout the period, the Fund engaged in foreign exchange forwards to implement its active currency positions. Derivatives play a role in the overall portfolio construction process but are just one of the tools we use to manage the Fund’s overall risk exposure and to implement the aforementioned strategies.

An interview with the Portfolio Managers
Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed. After the Commerce Department reported that gross domestic product (“GDP”) growth was a tepid 0.1% in the fourth quarter of 2012, the economy gained some traction, as GDP grew 1.1% during the first three months of 2013. On July 31, 2013, after the Fund’s reporting period had ended, the Commerce Department’s initial estimate for second quarter 2013 GDP growth was 1.7%.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	The Fed took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate (the federal funds rate, or “fed funds” rate, is the rate banks charge one another for funds they borrow on an overnight basis) at an extremely low level between 0% and 0.25%. Looking back, at its December 2012 meeting, the Fed said it would continue buying $40 billion a month of agency mortgage-backed securities (“MBS”) and purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%,” provided inflation remains well-contained. The Fed has not materially changed its official policy stance thus far in 2013. However, in his press conference following the Fed’s meeting in June, Fed Chairman Ben Bernanke said, “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This statement triggered a substantial sell-off in the fixed income market, as Treasury yields rose sharply and bond prices declined.

SMA Relationship Trust—Series T

Q.	How did the overall US bond market perform during the reporting period?
A.	US Treasury yields moved higher during the reporting period. Increasing investor concerns about the commitment of the Fed to its current quantitative easing program served to provide pressure for higher rates. The US taxable spread sectors (non-US Treasury fixed income securities) also experienced periods of volatility and spread widening. As a result, they generally produced negative returns during the reporting period. During the six months ended June 30, 2013, the overall US bond market, as measured by the Barclays US Aggregate Index, returned -2.44%.

Q.	What strategies contributed to the Fund’s performance during the reporting period?
A.	The Fund’s currency positioning contributed to results. The largest benefit came from the Fund’s short position in the Japanese yen, which weakened following the Bank of Japan’s aggressive steps to provide policy accommodation.

Duration positioning was modestly additive for performance. We have held the view that US interest rate markets had largely discounted much of the potentially negative economic and policy news, and that, at the margin, because of a narrowing tail risk profile in global markets, demand for safe haven assets would subside. With this in mind, we tactically adjusted the Fund’s duration with a bias to being short (underweight) duration. This contributed to results as interest rates moved higher, particularly toward the end of the reporting period.

Q.	Did any strategies detract from performance?
A.	Yield curve positioning detracted from results. The Fund was underweight both the front-end and long-end of the yield curve. This positioning was negative for Fund performance as the yield curve flattened toward the end of the reporting period.

Security selection also detracted from results, particularly within industrial corporate bonds. We have maintained an overweight to metals and mining companies, which underperformed in the latter half of the reporting period.

Q.	What is your outlook for the markets?
A.	As financial markets have responded to clues from policymakers that the end of the extreme monetary policy accommodation could arrive sooner than previously anticipated, some investors are questioning the efficacy of quantitative easing programs globally. A meaningful regime shift in policy expectations or actions could negatively impact investors’ preferences for certain asset classes, including those that have benefited from accommodative policies. That said, investors must moderate their expectations for return in 2013 and be cognizant that, although some of the uncertainty has receded, the compensation for other risks that might arise has also declined.

SMA Relationship Trust—Series T

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver
President
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management
(Americas) Inc.

John Dugenske, CFA
Portfolio Manager
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management
(Americas) Inc.

Brian Fehrenbach, CFA
Portfolio Manager
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management
(Americas) Inc.
Scott Dolan
Portfolio Manager
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management
(Americas) Inc.

Craig Ellinger, CFA
Portfolio Manager
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2013. The views and opinions in the letter were current as of August 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/13	6 months	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series T	(2.46)%	0.81%	(2.82)%	(1.86)%
Barclays US Credit Index[2]	(3.60)%	0.84%	6.97%	5.45%
Barclays US Mortgage-Backed Securities Index[3]	(2.01)%	(1.10)%	4.84%	4.85%

[1] Since inception returns are calculated as of the performance inception date, October 9, 2003, of SMA Relationship Trust—Series T.
[2] The Barclays US Credit Index is an unmanaged sub-index of the Barclays US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. Investors should note that indices do not reflect the deduction of fees and expenses.
[3] The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Top ten long-term fixed income holdings
(unaudited)[1]
As of June 30, 2013
Percentage of net assets
US Treasury Notes, 0.250%, due 05/31/15	8.0%
Federal Home Loan Mortgage Corp. Gold Pools,
3.500%, TBA	3.4
Federal National Mortgage Association Pools,
4.000%, TBA	3.0
Government National Mortgage Association
Pools, 3.000%, TBA	2.5
Federal National Mortgage Association Pools,
2.500%, TBA	2.4
Government National Mortgage Association
Pools, #G2 AB2784, 3.500%, due 08/20/42	2.3
US Treasury Notes, 1.750%, due 05/15/23	2.1
Federal National Mortgage Association Pools,
#AB6198, 3.000%, due 09/01/27	1.9
Ford Motor Credit Co. LLC, 8.125%,
due 01/15/20	1.6
Government National Mortgage Association
Pools, 4.000%, TBA	1.6
Total	28.8%

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2013
Bonds
Corporate bonds
Beverages	0.39%
Building products	0.05
Capital markets	2.03
Chemicals	0.86
Commercial banks	2.28
Commercial services & supplies	0.31
Communications equipment	0.38
Consumer finance	2.10
Distributors	0.30
Diversified financial services	3.15
Diversified telecommunication services	0.59
Electric utilities	0.49
Electronic equipment, instruments & components	0.25
Energy equipment & services	0.45
Food products	0.29
Independent power producers & energy traders	0.15
Insurance	2.56
Leisure equipment & products	0.12
Media	1.82
Metals & mining	1.37
Multi-utilities	0.24
Oil, gas & consumable fuels	5.72
Pharmaceuticals	0.68
Real estate investment trust (REIT)	0.57
Road & rail	0.33
Semiconductors & semiconductor equipment	0.12
Tobacco	0.81
Trading companies & distributors	0.18
Wireless telecommunication services	0.26
Total corporate bonds	28.85%

Commercial mortgage-backed securities	8.67
Mortgage & agency debt securities	41.80
Municipal bonds	1.95
US government obligations	10.05
Total bonds	91.32%

Investment companies
UBS High Yield Relationship Fund	6.19
UBS Opportunistic Emerging Markets Debt
Relationship Fund	1.32
Total investment companies	7.51%

Short-term investment	13.88
Options purchased	0.22
Total investments	112.93%

Liabilities, in excess of cash and other assets	(12.93)
Net assets	100.00%

[1] Figures represent the direct investments of SMA Relationship Trust—Series T (excluding derivatives exposure). Figures might be different if a breakdown of the affiliated underlying investment companies and derivatives exposure were included.

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2013 (unaudited)

	Face amount	Value
Bonds—91.32%
Corporate bonds—28.85%
Australia—0.46%
Westpac Banking Corp.,
2.000%, due 08/14/17	$460,000	$461,579

Brazil—0.98%
Caixa Economica Federal,
2.375%, due 11/06/17[1]	375,000	347,362
Petrobras International Finance Co.,
2.875%, due 02/06/15	345,000	348,110
5.375%, due 01/27/21	275,000	276,636
Total Brazil corporate bonds		972,108

Canada—0.64%
Barrick Gold Corp.,
3.850%, due 04/01/22	250,000	210,355
Goldcorp, Inc.,
3.700%, due 03/15/23	200,000	177,105
Petro-Canada,
6.800%, due 05/15/38	150,000	173,833
Teck Resources Ltd.,
6.250%, due 07/15/41	80,000	75,789
Total Canada corporate bonds		637,082

Cayman Islands—0.94%
Transocean, Inc.,
3.800%, due 10/15/22	260,000	247,664
6.800%, due 03/15/38	190,000	202,118
Vale Overseas Ltd.,
4.375%, due 01/11/22	425,000	403,680
6.875%, due 11/21/36	75,000	75,936
Total Cayman Islands corporate bonds		929,398

Curacao—0.48%
Teva Pharmaceutical Finance Co. BV,
2.400%, due 11/10/16	240,000	247,080
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	235,000	235,022
Total Curacao corporate bonds		482,102

Mexico—0.88%
America Movil SAB de CV,
3.125%, due 07/16/22	280,000	257,991
Petroleos Mexicanos,
4.875%, due 01/24/22	600,000	611,700
Total Mexico corporate bonds		869,691

Netherlands—0.28%
LyondellBasell Industries NV,
5.750%, due 04/15/24	250,000	274,917

Norway—0.33%
Eksportfinans ASA,
3.000%, due 11/17/14	325,000	325,000

Peru—0.28%
Southern Copper Corp.
3.500%, due 11/08/22	310,000	278,220

Singapore—0.25%
Flextronics International Ltd.,
5.000%, due 02/15/23[1]	260,000	251,550

South Africa—0.13%
AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	140,000	130,886

Spain—0.70%
Santander US Debt SA Unipersonal,
3.724%, due 01/20/15[1]	400,000	403,744
Telefonica Emisiones SAU,
3.192%, due 04/27/18	300,000	290,582
Total Spain corporate bonds		694,326

United Kingdom—1.21%
Barclays Bank PLC,
5.140%, due 10/14/20	260,000	262,680
Imperial Tobacco Finance PLC,
3.500%, due 02/11/23[1]	360,000	338,458
Lloyds TSB Bank PLC,
6.500%, due 09/14/20[1]	560,000	597,025
Total United Kingdom
corporate bonds		1,198,163

United States—21.29%
ADT Corp.,
3.500%, due 07/15/22	330,000	303,451
Altria Group, Inc.,
9.950%, due 11/10/38	145,000	214,602
American International Group, Inc.,
3.000%, due 03/20/15	205,000	211,267
4.250%, due 09/15/14	175,000	181,482
8.250%, due 08/15/18	250,000	310,036
Anadarko Petroleum Corp.,
5.950%, due 09/15/16	390,000	437,453
6.450%, due 09/15/36	260,000	301,273

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2013 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Anheuser-Busch InBev Worldwide, Inc.,
2.500%, due 07/15/22	$160,000	$149,376
8.200%, due 01/15/39	165,000	242,021
Apache Corp.,
5.250%, due 02/01/42	260,000	264,364
AT&T, Inc.,
4.300%, due 12/15/42	3,000	2,613
6.500%, due 09/01/37	257,000	291,591
Bank of America Corp.,
5.625%, due 07/01/20	175,000	192,669
Berkshire Hathaway Finance Corp.,
3.000%, due 05/15/22	80,000	77,398
Boston Properties LP,
3.800%, due 02/01/24	300,000	294,643
Burlington Northern Santa Fe LLC,
6.150%, due 05/01/37	75,000	87,075
Capital One Financial Corp.,
2.150%, due 03/23/15	145,000	147,285
CF Industries, Inc.,
3.450%, due 06/01/23	360,000	345,965
Citigroup, Inc.,
4.500%, due 01/14/22	75,000	78,137
5.375%, due 08/09/20	90,000	99,522
5.500%, due 02/15/17	1,060,000	1,159,183
6.125%, due 05/15/18	374,000	428,132
8.500%, due 05/22/19	160,000	201,605
Comcast Corp.,
6.300%, due 11/15/17	250,000	295,388
6.950%, due 08/15/37	115,000	144,753
DirecTV Holdings LLC,
6.000%, due 08/15/40	315,000	314,680
Discover Financial Services,
3.850%, due 11/21/22	350,000	328,680
DPL, Inc.,
7.250%, due 10/15/21	190,000	196,650
El Paso Pipeline Partners
Operating Co. LLC,
5.000%, due 10/01/21	230,000	246,769
Energy Transfer Partners LP,
5.200%, due 02/01/22	360,000	380,979
6.500%, due 02/01/42	200,000	213,285
7.500%, due 07/01/38	50,000	58,439
9.000%, due 04/15/19	310,000	394,389
ERP Operating LP, REIT,
4.750%, due 07/15/20	65,000	69,909
Ford Motor Credit Co. LLC,
8.125%, due 01/15/20	1,335,000	1,608,105
General Electric Capital Corp.,
4.650%, due 10/17/21	305,000	323,532
Series A, 6.750%, due 03/15/32	265,000	317,742
Glencore Funding LLC,
2.500%, due 01/15/19[1]	330,000	298,554
Goldman Sachs Group, Inc.,
5.750%, due 01/24/22	210,000	231,633
6.150%, due 04/01/18	440,000	495,809
Hartford Financial Services Group, Inc.,
5.950%, due 10/15/36	470,000	504,825
Hasbro, Inc.,
6.350%, due 03/15/40	105,000	115,414
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	160,000	176,800
Kinder Morgan Energy Partners LP,
3.500%, due 09/01/23	220,000	206,174
3.950%, due 09/01/22	325,000	320,604
6.500%, due 09/01/39	155,000	173,401
Marathon Oil Corp.,
6.600%, due 10/01/37	65,000	77,583
Markel Corp.,
3.625%, due 03/30/23	160,000	152,347
Marsh & McLennan Cos., Inc.,
9.250%, due 04/15/19	225,000	294,351
Maxim Integrated Products, Inc.,
3.375%, due 03/15/23	125,000	117,245
Merrill Lynch & Co., Inc.,
Series C, 5.000%, due 01/15/15	325,000	342,217
6.875%, due 04/25/18	260,000	299,240
Morgan Stanley,
3.750%, due 02/25/23	210,000	200,819
4.875%, due 11/01/22	155,000	153,125
7.300%, due 05/13/19	250,000	290,404
Motorola Solutions, Inc.,
3.500%, due 03/01/23	400,000	377,076
Mylan, Inc.,
2.600%, due 06/24/18[1]	200,000	198,000
News America, Inc.,
6.200%, due 12/15/34	85,000	92,923
Owens Corning,
6.500%, due 12/01/16	46,000	51,349
Petrohawk Energy Corp.,
7.250%, due 08/15/18	550,000	600,050
PPL Energy Supply LLC,
4.600%, due 12/15/21	150,000	152,644
Principal Financial Group, Inc.,
8.875%, due 05/15/19	330,000	427,119
Prudential Financial, Inc.,
5.200%, due 03/15/44[2]	160,000	151,200
6.625%, due 12/01/37	190,000	225,499

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2013 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Regions Financial Corp.,
2.000%, due 05/15/18	$200,000	$189,062
Reynolds American, Inc.,
7.750%, due 06/01/18	200,000	245,508
Ryder System, Inc.,
2.350%, due 02/26/19	250,000	241,831
Sempra Energy,
9.800%, due 02/15/19	175,000	235,943
Southwestern Electric Power Co.,
3.550%, due 02/15/22	290,000	283,283
Time Warner Cable, Inc.,
6.550%, due 05/01/37	150,000	150,216
Time Warner Entertainment Co. LP,
8.375%, due 03/15/23	400,000	498,231
Time Warner, Inc.,
6.100%, due 07/15/40	85,000	92,804
Valero Energy Corp.,
6.625%, due 06/15/37	320,000	367,733
Valspar Corp.,
4.200%, due 01/15/22	225,000	229,293
Ventas Realty LP/Ventas Capital Corp.,
2.700%, due 04/01/20	210,000	198,564
Viacom, Inc.,
4.875%, due 06/15/43	250,000	230,371
Williams Cos., Inc.,
3.700%, due 01/15/23	240,000	222,980
WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	285,000	292,500
Total United States corporate bonds		21,119,167
Total corporate bonds
(cost $29,563,648)		28,624,189

Commercial mortgage-backed securities—8.67%
United States—8.67%
Banc of America Commercial
Mortgage, Inc.,
Series 2007-4, Class AM,
6.002%, due 02/10/51[2]	675,000	730,264
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A4B,
6.208%, due 12/10/49[2]	685,000	775,139
Extended Stay America Trust,
Series 2013-ESH7, Class B7,
3.604%, due 12/05/31[1]	600,000	571,511
FDIC Structured Sale
Guaranteed Notes,
Series 2010-C1, Class A,
2.980%, due 12/06/20[1]	665,037	686,122
Greenwich Capital Commercial
Funding Corp.,
Series 2007-GG11, Class A4,
5.736%, due 12/10/49	500,000	559,979
GS Mortgage Securities Corp. II,
Series 2006-RR2, Class H,
5.698%, due 06/23/46*[1,2,3]	3,991,000	0
Series 2007-GG10, Class A4,
5.982%, due 08/10/45[2]	500,000	557,179
JP Morgan Chase Commercial
Mortgage Securities Corp.,
Series 2006-LDP8, Class AJ,
5.480%, due 05/15/45[2]	500,000	503,947
Series 2006-LDP7, Class AJ,
6.056%, due 04/15/45[2]	825,000	826,369
Morgan Stanley Bank of America
Merrill Lynch Trust,
Series 2013-C7, Class B,
3.769%, due 02/15/46	150,000	138,800
Series 2013-C8, Class B,
3.814%, due 12/15/48[2]	675,000	619,824
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.982%, due 08/12/45[1,2]	800,000	872,818
Wachovia Bank Commercial
Mortgage Trust,
Series 2007-C34, Class AM,
5.818%, due 05/15/46[2]	525,000	578,842
Series 2007-C32, Class A3,
5.937%, due 06/15/49[2]	525,000	587,207
WF-RBS Commercial Mortgage Trust,
Series 2013-C11, Class B,
3.714%, due 03/15/45[2]	150,000	141,333
Series 2013-C12, Class B,
3.863%, due 03/15/48[2]	475,000	446,849
Total commercial
mortgage-backed securities
(cost $11,652,769)		8,596,183

Mortgage & agency debt securities—41.80%
United Kingdom—0.84%
Arkle Master Issuer PLC
Series 2012-1A, Class 2A1,
1.974%, due 05/17/60[1,2]	630,000	644,507
Holmes Master Issuer PLC
Series 2010-1A, Class A2,
1.677%, due 10/15/54[1,2]	184,423	185,431
Total United Kingdom mortgage &
agency debt securities		829,938

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2013 (unaudited)

	Face amount	Value
Bonds—(Continued)
Mortgage & agency debt securities—(Concluded)
United States—40.96%
Banc of America Funding Corp.
Series 2006-I, Class SB2,
2.539%, due 12/20/36[2]	$515,052	$9,477
Federal Home Loan Mortgage Corp.
Gold Pools,[4]
3.500%, TBA	3,375,000	3,408,750
#A96140, 4.000%, due 01/01/41	545,366	567,453
#G04913, 5.000%, due 03/01/38	260,285	277,973
#G05132, 5.000%, due 12/01/38	589,198	628,154
#G02922, 5.500%, due 04/01/37	234,667	258,815
#G06381, 5.500%, due 08/01/40	1,138,827	1,232,525
#C56030, 6.000%, due 03/01/31	4,566	5,073
#G06019, 6.000%, due 10/01/36	279,186	307,096
#C55783, 6.500%, due 01/01/29	85,897	96,414
#G00194, 7.500%, due 02/01/24	103,870	117,975
#C00410, 8.000%, due 07/01/25	42,969	50,958
#C37436, 8.000%, due 01/01/30	16,750	20,185
Federal National Mortgage
Association Pools,[4]
2.500%, TBA	2,325,000	2,338,441
#AK7377, 3.000%, due 03/01/27	260,829	268,824
#AP1589, 3.000%, due 08/01/27	1,040,381	1,072,981
#AB6198, 3.000%, due 09/01/27	1,840,382	1,898,030
#AP7537, 3.000%, due 09/01/27	930,353	959,541
#AP3098, 3.500%, due 10/01/42	663,687	675,268
#AQ0600, 3.500%, due 10/01/42	296,271	301,534
3.500%, TBA	1,475,000	1,493,437
#AB2331, 4.000%, due 02/01/41	438,586	457,544
#AE9202, 4.000%, due 09/01/41	797,887	832,376
4.000%, TBA	2,900,000	3,014,754
#889657, 4.500%, due 09/01/37	600,308	636,817
#AB1475, 4.500%, due 09/01/40	955,231	1,012,076
#AI6578, 4.500%, due 07/01/41	1,358,123	1,440,024
#AJ1415, 4.500%, due 09/01/41	653,460	692,867
4.500%, TBA	300,000	316,875
#975213, 5.000%, due 03/01/38	76,213	81,905
#890209, 5.000%, due 05/01/40	24,963	26,904
#AD9114, 5.000%, due 07/01/40	984,567	1,079,320
#AJ1422, 5.000%, due 09/01/41	803,662	877,396
#244450, 5.500%, due 11/01/23	31,383	34,095
#555591, 5.500%, due 07/01/33	494,961	541,712
5.500%, TBA	1,150,000	1,249,008
#708631, 6.000%, due 06/01/33	33,996	38,121
#901999, 6.000%, due 11/01/36	278,863	303,456
#918098, 6.000%, due 05/01/37	484,034	526,022
#AE0405, 6.000%, due 08/01/37	311,955	338,924
#990686, 6.000%, due 09/01/38	73,898	80,222
#872912, 6.500%, due 06/01/36	470,215	520,955
#675469, 7.000%, due 04/01/18	25,710	26,439
#253824, 7.000%, due 03/01/31	17,871	20,688
Federal National Mortgage
Association Pools REMIC,[4]
Series 2005-29, Class KA,
4.500%, due 02/25/35	110,205	114,286
First Horizon Asset Securities, Inc.
Series 2004-FL1, Class 1A1,
0.463%, due 02/25/35[2]	241,565	228,842
Government National Mortgage
Association Pools,
3.000%, TBA	2,525,000	2,496,199
#738970, 3.500%, due 11/15/26	427,398	449,159
#G2 5256, 3.500%, due 12/20/26	770,285	810,096
#G2 AB2784, 3.500%,
due 08/20/42	2,208,498	2,276,611
#G2 AB2302, 3.500%,
due 09/20/42	276,859	285,232
#G2 5107, 4.000%, due 07/20/26	628,427	667,677
#G2 779424, 4.000%,
due 06/20/42	556,699	591,535
#AA8267, 4.000%, due 07/15/42	431,462	458,503
#AA0785, 4.000%, due 08/15/42	196,637	208,973
4.000%, TBA	1,475,000	1,544,371
#G2 2687, 6.000%, due 12/20/28	22,759	25,326
#495814, 6.000%, due 01/15/29	22,371	24,950
#G2 508540, 6.000%,
due 02/20/34	253,705	283,045
#486873, 6.500%, due 01/15/29	9,564	11,014
#338523, 8.000%, due 12/15/22	1,708	1,942
#780339, 8.000%, due 12/15/23	18,166	21,294
Total United States mortgage &
agency debt securities		40,636,459
Total mortgage & agency
debt securities
(cost $41,961,333)		41,466,397

Municipal bonds—1.95%
Chicago Transit Authority
Series 2008-A, 6.899%,
due 12/01/40	140,000	163,619
Illinois State Taxable Pension
Series 2003, 5.100%,
due 06/01/33	250,000	235,745
Los Angeles Unified School District
6.758%, due 07/01/34	350,000	431,015

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2013 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Municipal bonds—(Concluded)
State of California, GO Bonds
Series 2009, 7.300%,
due 10/01/39	$250,000	$324,705
7.550%, due 04/01/39	95,000	127,145
State of Illinois, GO Bonds
5.877%, due 03/01/19	595,000	655,821
Total municipal bonds
(cost $1,795,563)		1,938,050

US government obligations—10.05%
US Treasury Notes,
0.250%, due 05/31/15	7,950,000	7,936,024
1.750%, due 05/15/23	2,175,000	2,037,022
Total US government obligations
(cost $9,958,239)		9,973,046
Total bonds
(cost $94,931,552)		90,597,865

	Shares
Investment companies—7.51%
UBS High Yield Relationship Fund*[5]	195,189	6,136,557
UBS Opportunistic Emerging Markets
Debt Relationship Fund*[5]	69,169	1,313,219
Total investment companies
(cost $7,559,916)		7,449,776

Short-term investment—13.88%
Investment company—13.88%
UBS Cash Management Prime
Relationship Fund[5]
(cost $13,765,816)	13,765,816	13,765,816

	Number of contracts
Options purchased*—0.22%
Put options—0.22%
90 Day Euro-Dollar Time Deposit,
strike @ USD 99.25,
expires March 2015	174	146,813
US Long Bond Futures,
strike @ USD 135.00,
expires August 2013	38	71,250
Total options purchased
(cost $224,989)		218,063
Total investments—112.93%
(cost $116,482,273)		112,031,520

Liabilities, in excess of cash and other
assets: (12.93%)		(12,823,653)
Net assets—100.00%		$99,207,867

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2013 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$871,329
Gross unrealized depreciation	(5,322,082)
Net unrealized depreciation of investments	$(4,450,753)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 49. Portfolio footnotes begin on page 48.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	EUR	1,890,000	USD	2,494,273	09/11/13	$33,369
BB	JPY	198,000,000	USD	2,002,958	09/11/13	5,929
BB	USD	2,527,614	AUD	2,670,000	09/11/13	(98,814)
BB	USD	2,673,184	GBP	1,705,000	09/11/13	(81,223)
JPMCB	AUD	2,670,000	USD	2,565,614	09/11/13	136,814
JPMCB	EUR	1,995,000	USD	2,612,145	09/11/13	14,523
JPMCB	GBP	3,345,000	USD	5,115,398	09/11/13	30,288
JPMCB	USD	2,030,049	JPY	198,000,000	09/11/13	(33,020)
Net unrealized appreciation on forward foreign currency contracts						$7,866

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 26 contracts (USD)	September 2013	$3,982,109	$3,830,125	$(151,984)
US Treasury futures sell contracts:
US Long Bond Futures, 12 contracts (USD)	September 2013	(1,673,611)	(1,630,125)	43,486
10 Year US Treasury Notes, 16 contracts (USD)	September 2013	(2,019,730)	(2,025,000)	(5,270)
Interest rate futures buy contracts:
3 Month EURIBOR, 34 contracts (EUR)	March 2015	10,986,481	10,986,577	96
Net unrealized depreciation on futures contracts				$(113,672)

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2013 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount	Termination date	Payments made by the Fund[6]	Payments received by the Fund[6]	Upfront payments	Value	Unrealized appreciation
MLI	USD 3,400,000	08/15/39	3.219%	3 month USD LIBOR	$—	$151,031	$151,031

Credit default swaps on corporate issues — buy protection7

Counterparty	Referenced obligation[8]	Notional amount		Termination date	Payments made by the Fund[6]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	Allstate Corp. bond,
	6.750%, due 05/15/18	USD	1,250,000	06/20/18	1.000%	$32,637	$(29,996)	$2,641
JPMCB	Nucor Corp. bond,
	5.750%, due 12/01/17	USD	1,250,000	06/20/18	1.000	16,139	(8,925)	7,214
MSCI	Deutsche Bank AG bond,
	5.125%, due 08/31/17	EUR	310,000	06/20/17	1.000	(13,004)	(2,085)	(15,089)
						$35,772	$(41,006)	$(5,234)

Credit default swaps on corporate issues — sell protection9

Counterparty	Referenced obligation[8]	Notional amount	Termination date	Payments received by the Fund[6]	Upfront payments received	Value	Unrealized depreciation	Credit spread[10]
CITI	The Hartford Financial
	Services Group, Inc. bond,
	6.000%, due 01/15/19	USD 1,250,000	06/20/18	1.000%	$1,771	$(7,440)	$(5,669)	1.130%
MSCI	Barrick Gold Corp. bond,
	5.800%, due 11/15/34	USD 1,250,000	06/20/18	1.000	52,900	(123,821)	(70,921)	3.203
					$54,671	$(131,261)	$(76,590)

Total return swap agreements11

Counterparty	Notional amount	Termination date	Payments made by the Fund[6]	Payments received by the Fund[6]	Upfront payments	Value	Unrealized depreciation
JPMCB	GBP 815,000.00	12/20/13	3 month USD LIBOR	—[12]	—	$(70,576)	$(70,576)

Centrally cleared credit default swaps on credit indices — buy protection7

Referenced index[8]	Notional amount	Termination date	Payments made by the Fund[6]	Upfront payments received	Value	Unrealized depreciation
CDX.NA.HY. Series 20 Index	USD 2,530,000	06/20/18	5.000%	$68,981	$(79,745)	$(10,764)

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2013 (unaudited)

Options written

	Expiration date	Premiums received	Value
Put options
90 Day Euro-Dollar Time Deposit, 174 contracts, strike @ USD 98.25	March 2015	$45,066	$(55,462)
US Long Bond Futures, 38 contracts, strike @ USD 130.00	August 2013	31,402	(19,594)
Total options written		$76,468	$(75,056)

Written options activity for the period ended June 30, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2012	282	$28,008
Options written	552	227,475
Options terminated in closing purchase transactions	(622)	(179,015)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2013	212	$76,468

Written swaptions activity for the period ended June 30, 2013 was as follows:

Premiums received
Swaptions outstanding at December 31, 2012	$44,625
Swaptions written	—
Swaptions terminated in closing purchase transactions	(44,625)
Swaptions expired prior to exercise	—
Swaptions outstanding at June 30, 2013	$—

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2013 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$28,624,189	$—	$28,624,189
Commercial mortgage-backed securities	—	8,596,183	—	8,596,183
Mortgage & agency debt securities	—	41,466,397	0	41,466,397
Municipal bonds	—	1,938,050	—	1,938,050
US government obligations	—	9,973,046	—	9,973,046
Investment companies	—	7,449,776	—	7,449,776
Short-term investment	—	13,765,816	—	13,765,816
Options purchased	218,063	—	—	218,063
Forward foreign currency contracts, net	—	7,866	—	7,866
Futures contracts, net	(113,672)	—	—	(113,672)
Swap agreements, net[13]	—	(102,576)	—	(102,576)
Options written	(75,056)	—	—	(75,056)
Total	$29,335	$111,718,747	$0	$111,748,082

       At June 30, 2013, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Commercial mortgage-backed security	Total
Assets
Beginning balance	$0	$0
Purchases	—	—
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	975	975
Total realized gain (loss)	—	—
Change in net unrealized appreciation (depreciation)	(975)	(975)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$0	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2013 was $(975).

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2013 (unaudited)

Portfolio footnotes

* Non-income producing security.
1 Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the value of these securities amounted to $5,864,382 or 5.91% of net assets.
2 Variable or floating rate security — The interest rate shown is the current rate as of June 30, 2013 and changes periodically.
3 Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2013, the value of this security amounted to $0 or 0.00% of net assets.
4 On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
5 The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/12	Purchases during the six months ended 06/30/13	Sales during the six months ended 06/30/13	Net realized gain (loss) during the six months ended 06/30/13	Change in net unrealized appreciation/ (depreciation) during the six months ended 06/30/13	Value 06/30/13	Net income earned from affiliate for the six months ended 06/30/13
UBS Cash Management
Prime Relationship Fund	$10,010,927	$41,413,572	$37,658,683	$—	$—	$13,765,816	$10,244
UBS Credit Bond
Relationship Fund	3,350,784	—	3,164,761	716,062	(902,085)	—	—
UBS High Yield
Relationship Fund	1,902,883	4,250,000	—	—	(16,326)	6,136,557	—
UBS Opportunistic
Emerging Markets Debt
Relationship Fund	—	2,500,000	1,000,000	(90,084)	(96,697)	1,313,219	—
	$15,264,594	$48,163,572	$41,823,444	$625,978	$(1,015,108)	$21,215,592	$10,244

6 Payments made or received are based on the notional amount.
7 If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
8 Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
9 If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
10 Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
11 Investment is illiquid. At June 30, 2013, the value of this investment amounted to $70,576 or 0.07% of net assets.
12 Payment is based on the performance of the underlying iBoxx GBP Corporates Total Return Index.
13 Swap agreements are included in the table at value, with the exception of centrally cleared swap agreements which are included in the table at unrealized appreciation/(depreciation).

48	See accompanying notes to financial statements

SMA Relationship Trust—Series T

Portfolio acronyms

ADR	American depositary receipt
AGC-ICC	Agency Insured Custody Certificate
AMBAC	American Municipal Bond Assurance Corp.
COP	Certificate of Participation
CVA	Dutch certification — depositary certificate
EURIBOR	Euro Interbank Offered Rate
FDIC	Federal Deposit Insurance Corp.
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
GS	Goldman Sachs
LIBOR	London Interbank Offered Rate
Preference	A special type of equity investment that
shares	shares in the earnings of the company, has
limited voting rights, and may have a dividend
preference. Preference shares may also have
liquidation preference.
PSF-GTD	Permanent School Fund Guaranteed
REIT	Real estate investment trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
TBA	(To Be Announced) Security is purchased on a
forward commitment basis with an approximate
principal amount (generally +/-1.0%) and no definite
maturity date. The actual principal amount and
maturity date will be determined upon settlement,
when the specific mortgage pools are assigned.

Counterparty abbreviations

BB	Barclays Bank PLC
CITI	Citibank N.A.
GSI	Goldman Sachs International
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSCI	Morgan Stanley & Co. International PLC

Currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won

MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
THB	Thai Baht
TWD	Taiwan Dollar
USD	United States Dollar

See accompanying notes to financial statements	49

SMA Relationship Trust

June 30, 2013 (unaudited)

Explanation of expense disclosure
As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 to June 30, 2013.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

* Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T.

SMA Relationship Trust

June 30, 2013 (unaudited)

Explanation of expense disclosure (unaudited) (concluded)

		Beginning account value January 1, 2013	Ending account value June 30, 2013	Expenses paid during period 01/01/13 - 06/30/13*
Series A
	Actual	$1,000.00	$1,010.90	$—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,024.79	—
Series G
	Actual	1,000.00	1,008.00	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,024.79	—
Series M
	Actual	1,000.00	977.00	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,024.79	—
Series S
	Actual	1,000.00	1,139.00	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,024.79	—
Series T
	Actual	1,000.00	975.40	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,024.79	—

*	Expenses are equal to each Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Funds’ advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

SMA Relationship Trust
Financial statements

Statement of assets and liabilities
June 30, 2013 (unaudited)

Series A
Assets:
Investments, at cost:
Unaffiliated issuers	$1,326,312
Affiliated issuers	31,438,381
Foreign currency, at cost	162,165
$32,926,858
Investments, at value:
Unaffiliated issuers	$1,256,829
Affiliated issuers	31,901,652
Foreign currency, at value	157,639
Cash	10,997
Receivables:
Investment securities sold	—
Dividends and interest	996
Fund shares sold	89,295
Foreign tax reclaims	6,435
Due from broker	751,384
Variation margin on swap agreements[1]	121,231
Cash collateral for futures contracts	386,302
Outstanding swap agreements, at value[1]	—
Unrealized appreciation on forward foreign currency contracts	341,357
Total assets	35,024,117

Liabilities:
Payables:
Investment securities purchased	—
Fund shares redeemed	204,657
Due to custodian	—
Due to broker	—
Variation margin on futures contracts	14,565
Options written, at value[2]	—
Outstanding swap agreements, at value[1]	—
Unrealized depreciation on forward foreign currency contracts	199,745
Total liabilities	418,967
Net assets	$34,605,150
Net assets consist of:
Beneficial interest	$42,870,553
Accumulated undistributed (distributions in excess of) net investment income	755,328
Accumulated net realized loss	(9,524,879)
Net unrealized appreciation (depreciation)	504,148
Net assets	$34,605,150
Shares outstanding	4,651,734
Net asset value, offering and redemption proceeds per share	$7.44

1 Net upfront payments received by Series A and Series T were $25,665 and $159,424, respectively.
2 Premiums received by Series T were $76,468.

SMA Relationship Trust
Financial statements

Series G	Series M	Series S	Series T

$105,380,887	$183,095,745	$53,651,506	$95,156,541
470,626	—	2,853,937	21,325,732
446,147	—	—	64,369
$106,297,660	$183,095,745	$56,505,443	$116,546,642

$112,865,913	$182,183,581	$65,612,204	$90,815,928
470,626	—	2,853,937	21,215,592
439,275	—	—	62,583
—	71,089	—	—

—	1,763,545	69,107	31,220,997
153,714	2,370,311	77,695	552,634
541,610	9,147	25,577	721,728
168,124	—	—	—
—	—	—	71,936
—	—	—	184,266
—	87,500	—	98,504
—	—	—	151,031
—	—	—	220,923
114,639,262	186,485,173	68,638,520	145,316,122

—	5,441,000	70,376	44,036,569
623,047	180,126	303,446	1,413,515
—	—	1,146	13,671
—	87,500	—	—
—	4,417	—	113,544
—	—	—	75,056
—	—	—	242,843
—	—	—	213,057
623,047	5,713,043	374,968	46,108,255
$114,016,215	$180,772,130	$68,263,552	$99,207,867

$163,040,247	$190,484,337	$60,640,317	$355,377,257
1,525,341	809	472,433	(135,982)
(58,020,118)	(8,796,435)	(4,809,896)	(251,466,028)
7,470,745	(916,581)	11,960,698	(4,567,380)
$114,016,215	$180,772,130	$68,263,552	$99,207,867
12,910,329	17,068,777	5,953,064	22,049,273
$8.83	$10.59	$11.47	$4.50

See accompanying notes to financial statements.	53

SMA Relationship Trust
Financial statements

Statement of operations
For the six months ended June 30, 2013 (unaudited)

Series A
Investment income:
Dividends and other	$1,608
Interest	997
Affiliated interest	6,540
Foreign tax withheld	—
Net investment income	9,145
Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	467,863
Investments in affiliated issuers	302,779
Futures contracts	229,235
Options written	(228,368)
Swap agreements	151,705
Forward foreign currency contracts	350,761
Foreign currency transactions	(40,085)
Net realized gain	1,233,890
Change in net unrealized appreciation/depreciation on:
Investments	(941,882)
Futures contracts	(209,469)
Options written	—
Swap agreements	(76,958)
Forward foreign currency contracts	164,630
Translation of other assets and liabilities denominated in foreign currency	11,183
Change in net unrealized appreciation/depreciation	(1,052,496)
Net realized and unrealized gain (loss) from investment activities	181,394
Net increase (decrease) in net assets resulting from operations	$190,539

SMA Relationship Trust
Financial statements

Series G	Series M	Series S	Series T

$1,869,638	$—	$458,826	$—
—	2,060,978	—	1,122,564
668	2,580	1,145	10,244
(169,110)	—	—	—
1,701,196	2,063,558	459,971	1,132,808

1,979,552	4,463,521	1,726,468	(169,167)
—	—	—	625,978
—	—	—	(192,824)
—	—	—	(36,259)
—	—	—	317,953
—	—	—	662,517
(122,390)	—	—	426
1,857,162	4,463,521	1,726,468	1,208,624

(2,380,516)	(10,897,691)	6,427,961	(4,592,560)
—	(4,417)	—	(67,346)
—	—	—	18,761
—	—	—	(23,344)
—	—	—	12,245
(14,616)	—	—	207
(2,395,132)	(10,902,108)	6,427,961	(4,652,037)
(537,970)	(6,438,587)	8,154,429	(3,443,413)
$1,163,226	$(4,375,029)	$8,614,400	$(2,310,605)

See accompanying notes to financial statements.	55

SMA Relationship Trust
Financial statements

Statement of changes in net assets

	Series A
	Six months ended June 30, 2013 (unaudited)	Year ended December 31, 2012
From operations:
Net investment income	$9,145	$11,556
Net realized gain (loss)	1,233,890	2,221,394
Change in net unrealized appreciation/depreciation	(1,052,496)	1,634,145
Net increase (decrease) in net assets from operations	190,539	3,867,095
Dividends to shareholders from:
Net investment income	—	(1,304,489)
From beneficial interest transactions:
Proceeds from shares sold	8,160,979	5,694,828
Cost of shares redeemed	(1,899,762)	(9,433,802)
Net increase (decrease) in net assets resulting from beneficial interest transactions	6,261,217	(3,738,974)
Increase (decrease) in net assets	6,451,756	(1,176,368)
Net assets:
Net assets, beginning of period	28,153,394	29,329,762
Net assets, end of period	$34,605,150	$28,153,394
Accumulated undistributed (distributions in excess of) net investment income	$755,328	$746,183

SMA Relationship Trust
Financial statements

Series G		Series M		Series S
Six months ended June 30, 2013 (unaudited)	Year ended December 31, 2012	Six months ended June 30, 2013 (unaudited)	Year ended December 31, 2012	Six months ended June 30, 2013 (unaudited)	Year ended December 31, 2012

$1,701,196	$2,747,041	$2,063,558	$5,710,419	$459,971	$1,044,053
1,857,162	(14,836,578)	4,463,521	7,462,296	1,726,468	201,864
(2,395,132)	34,703,236	(10,902,108)	(509,760)	6,427,961	9,587,698
1,163,226	22,613,699	(4,375,029)	12,662,955	8,614,400	10,833,615

—	(2,351,860)	(2,062,749)	(5,717,196)	—	(1,032,280)

18,861,739	36,094,533	31,681,114	33,669,342	3,562,969	33,451,993
(22,429,430)	(59,720,504)	(11,291,945)	(62,359,395)	(7,414,107)	(19,608,688)
(3,567,691)	(23,625,971)	20,389,169	(28,690,053)	(3,851,138)	13,843,305
(2,404,465)	(3,364,132)	13,951,391	(21,744,294)	4,763,262	23,644,640

116,420,680	119,784,812	166,820,739	188,565,033	63,500,290	39,855,650
$114,016,215	$116,420,680	$180,772,130	$166,820,739	$68,263,552	$63,500,290
$1,525,341	$(175,855)	$809	$—	$472,433	$12,462

See accompanying notes to financial statements.	57

SMA Relationship Trust
Financial statements

Statement of changes in net assets (continued)

	Series T
	Six months ended June 30, 2013 (unaudited)	Year ended December 31, 2012
From operations:
Net investment income	$1,132,808	$2,741,643
Net realized gain	1,208,624	1,309,910
Change in net unrealized appreciation/depreciation	(4,652,037)	3,089,214
Net increase (decrease) in net assets from operations	(2,310,605)	7,140,767
Dividends to shareholders from:
Net investment income	(1,673,593)	(3,271,698)
From beneficial interest transactions:
Proceeds from shares sold	8,687,190	36,274,489
Cost of shares redeemed	(9,763,884)	(26,276,446)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(1,076,694)	9,998,043
Increase (decrease) in net assets	(5,060,892)	13,867,112
Net assets:
Net assets, beginning of period	104,268,759	90,401,647
Net assets, end of period	$99,207,867	$104,268,759
Accumulated undistributed (distributions in excess of) net investment income	$(135,982)	$404,803

58	See accompanying notes to financial statements.

SMA Relationship Trust—Series A
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2013 (unaudited)	Year ended December 31,				For the period ended December 31, 2008[3]
		2012	2011	2010	2009
Net asset value, beginning of period	$7.36	$6.72	$6.69	$6.85	$5.65	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.00 [4]	0.00 [4]	0.07	0.05	0.06	0.12
Net realized and unrealized gain (loss)	0.08	0.98	(0.04)	(0.06)	1.34	(2.44)
Total income (loss) from investment operations	0.08	0.98	0.03	(0.01)	1.40	(2.32)
Dividends/distributions:
From net investment income	—	(0.34)	—	(0.15)	(0.20)	(0.88)
From net realized gains	—	—	—	—	—	(1.15)
Total dividends/distributions	—	(0.34)	—	(0.15)	(0.20)	(2.03)
Net asset value, end of period	$7.44	$7.36	$6.72	$6.69	$6.85	$5.65
Total investment return[2]	1.09%	14.57%	0.60%	(0.37)%	23.28%	(21.27)%
Ratios to average net assets:
Net investment income	0.06%[5]	0.04%	1.07%	0.69%	1.02%	1.72%[5]
Supplemental data:
Net assets, end of period (000’s)	$34,605	$28,153	$29,330	$32,847	$29,960	$23,623
Portfolio turnover rate	11%	48%	126%	50%	37%	24%

[1] Calculated using the average shares method.

[2] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

[3] For the period April 2, 2008 (commencement of operations) to December 31, 2008.
[4] Amount represents less than $0.005 per share.
[5] Annualized

See accompanying notes to financial statements.	59

SMA Relationship Trust—Series G
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2013 (unaudited)	Year ended December 31, 2012	For the period ended December 31, 2011[3]
Net asset value, beginning of period	$8.76	$7.42	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.13	0.19	0.09
Net realized and unrealized gain (loss)	(0.06)	1.32	(2.61)
Total income (loss) from investment operations	0.07	1.51	(2.52)
Dividends/distributions:
From net investment income	—	(0.17)	(0.06)
Return of capital	—	—	(0.00)[4]
Total dividends/distributions	—	(0.17)	(0.06)
Net asset value, end of period	$8.83	$8.76	$7.42
Total investment return[2]	0.80%	20.42%	(25.19)%
Ratios to average net assets:
Net investment income	2.84%[5]	2.39%	1.57%[5]
Supplemental data:
Net assets, end of period (000’s)	$114,016	$116,421	$119,785
Portfolio turnover rate	48%	110%	92%

[1] Calculated using the average shares method.

[2] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

[3] For the period May 6, 2011 (commencement of operations) through December 31, 2011.
[4] Amount represents less than $0.005 per share.
[5] Annualized.

60	See accompanying notes to financial statements.

SMA Relationship Trust—Series M
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2013 (unaudited)	Year ended December 31,
		2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.97	$10.61	$9.86	$10.08	$9.45	$10.27
Income (loss) from investment operations:
Net investment income[1]	0.13	0.33	0.36	0.37	0.40	0.45
Net realized and unrealized gain (loss)	(0.38)	0.36	0.75	(0.21)	0.63	(0.80)
Total income (loss) from investment operations	(0.25)	0.69	1.11	0.16	1.03	(0.35)
Dividends/distributions:
From net investment income	(0.13)	(0.33)	(0.36)	(0.38)	(0.40)	(0.46)
From net realized gains	—	—	—	—	—	(0.01)
Total dividends/distributions	(0.13)	(0.33)	(0.36)	(0.38)	(0.40)	(0.47)
Net asset value, end of period	$10.59	$10.97	$10.61	$9.86	$10.08	$9.45
Total investment return[2]	(2.30)%	6.55%	11.48%	1.52%	11.08%	(3.52)%
Ratios to average net assets:
Net investment income	2.42%[3]	2.99%	3.53%	3.69%	4.06%	4.44%
Supplemental data:
Net assets, end of period (000’s)	$180,772	$166,821	$188,565	$214,728	$218,477	$268,174
Portfolio turnover rate	58%	65%	108%	116%	61%	60%

[1] Calculated using the average shares method.

[2] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

[3] Annualized.

See accompanying notes to financial statements.	61

SMA Relationship Trust—Series S
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2013 (unaudited)	Year ended December 31, 2012	For the period ended December 31, 2011[3]
Net asset value, beginning of period	$10.07	$8.39	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.08	0.17	0.08
Net realized and unrealized gain (loss)	1.32	1.67	(1.60)
Total income (loss) from investment operations	1.40	1.84	(1.52)
Dividends/distributions:
From net investment income	—	(0.16)	(0.09)
Return of capital	—	—	(0.00)[4]
Total dividends/distributions	—	(0.16)	(0.09)
Net asset value, end of period	$11.47	$10.07	$8.39
Total investment return[2]	13.90%	21.95%	(15.20)%
Ratios to average net assets:
Net investment income	1.37%[5]	1.79%	1.38%[5]
Supplemental data:
Net assets, end of period (000’s)	$68,264	$63,500	$39,856
Portfolio turnover rate	15%	80%	103%

1 Calculated using the average shares method.
2 Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
3 For the period May 2, 2011 (commencement of operations) to December 31, 2011.
4 Amount represents less than $0.005 per share.
5 Annualized.

62	See accompanying notes to financial statements.

SMA Relationship Trust—Series T
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2013 (unaudited)	Year ended December 31,
		2012	2011	2010	2009	2008
Net asset value, beginning of period	$4.68	$4.50	$4.34	$4.28	$5.02	$9.10
Income (loss) from investment operations:
Net investment income[1]	0.05	0.13	0.17	0.19	0.12	0.00 [3]
Net realized and unrealized gain (loss)	(0.15)	0.20	0.19	0.24	(0.33)	(3.40)
Total income (loss) from investment operations	(0.10)	0.33	0.36	0.43	(0.21)	(3.40)
Dividends/distributions:
From net investment income	(0.08)	(0.15)	(0.20)	(0.36)	(0.53)	(0.68)
Return of capital	—	—	—	(0.01)	—	—
Total dividends/distributions	(0.08)	(0.15)	(0.20)	(0.37)	(0.53)	(0.68)
Net asset value, end of period	$4.50	$4.68	$4.50	$4.34	$4.28	$5.02
Total investment return[2]	(2.46)%	7.53%	8.53%	10.08%	(3.43)%	(39.00)%
Ratios to average net assets:
Net investment income	2.25%[4]	2.80%	3.79%	4.32%	2.78%	0.02%
Supplemental data:
Net assets, end of period (000’s)	$99,208	$104,269	$90,402	$113,561	$122,128	$135,121
Portfolio turnover rate	202%	460%	316%	276%	102%[5]	9%

1 Calculated using the average shares method.
2 Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
3 Amount represents less than $0.005 per share.
4 Annualized.
5 The increase in portfolio turnover for the year ended December 31, 2009 is due to the increase in investment securities held directly by the Fund. In prior years, the majority of the Fund's investments were comprised of investments in other investment companies.

See accompanying notes to financial statements.	63

SMA Relationship Trust
Notes to financial statements

1. Organization and significant accounting policies
SMA Relationship Trust (the “Trust”) is an open-end management investment company registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Trust has five separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series G, Series M, Series S and Series T (each a “Fund”, and collectively, the “Funds”). Each series covered by this report is diversified except for SMA Relationship Trust—Series A and Series M, which are non-diversified. The investment objective of Series A is to maximize total return, consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series S is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S pursues its investment objective by investing in equity securities of US small capitalization companies. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments—Each Fund calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. A Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund’s net asset value will be calculated as of the time trading was halted. Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation

SMA Relationship Trust
Notes to financial statements

date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment that investment is valued at fair value determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”).

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund’s Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

SMA Relationship Trust
Notes to financial statements

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options

SMA Relationship Trust
Notes to financial statements

written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2013 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2013, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. SMA Relationship Trust—Series T is a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2013.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

Disclosure of derivatives by underlying risk as of and for the period ended June 30, 2013 is as follows:

Asset derivatives
	Interest rate risk	Equity risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward foreign currency contracts[1]	$—	$—	$341,357	$341,357
Futures contracts[2]	141,534	49,670	—	191,204
Options purchased[1]	—	1,256,829	—	1,256,829
Total value	$141,534	$1,306,499	$341,357	$1,789,390

[1] Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, and unrealized appreciation on forward foreign currency contracts.
[2] Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives
	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward foreign currency contracts[1]	$—	$—	$—	$(199,745)	$(199,745)
Futures contracts[2]	(156,962)	(51,048)	—	—	(208,010)
Swap agreements[2]	—	—	(19,088)	—	(19,088)
Total value	$(156,962)	$(51,048)	$(19,088)	$(199,745)	$(426,843)

[1] Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.
[2] Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and swap agreements, respectively.

SMA Relationship Trust
Notes to financial statements

Activities in derivative instruments during the period ended June 30, 2013, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$350,761	$350,761
Futures contracts	169,521	59,714	—	—	229,235
Options purchased[2]	—	467,863	—	—	467,863
Options written	—	(228,368)	—	—	(228,368)
Swap agreements	—	—	151,705	—	151,705
Total net realized gain	$169,521	$299,209	$151,705	$350,761	$971,196
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$164,630	$164,630
Futures contracts	(27,059)	(182,410)	—	—	(209,469)
Options purchased[2]	—	29,393	—	—	29,393
Swap agreements	—	—	(76,958)	—	(76,958)
Total change in net unrealized
appreciation/depreciation	$(27,059)	$(153,017)	$(76,958)	$164,630	$(92,404)

[1] Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2] Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3] Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives
	Interest rate risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts[1]	$—	$220,923	$220,923
Futures contracts[2]	43,582	—	43,582
Options purchased[1]	218,063	—	218,063
Swap agreements[1]	151,031	—	151,031
Total value	$412,676	$220,923	$633,599

[1] Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.
[2] Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts[1]	$—	$—	$(213,057)	$(213,057)
Futures contracts[2]	(157,254)	—	—	(157,254)
Options witten[1]	(75,056)	—	—	(75,056)
Swap agreements[1,2]	(70,576)	(183,031)	—	(253,607)
Total value	$(302,886)	$(183,031)	$(213,057)	$(698,974)

[1] Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.

SMA Relationship Trust
Notes to financial statements

[2] Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and swap agreements, respectively.

Activities in derivative instruments during the period ended June 30, 2013, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$662,517	$662,517
Futures contracts	(192,824)	—	—	(192,824)
Options purchased[2]	17,943	—	—	17,943
Options written	(80,884)	44,625	—	(36,259)
Swap agreements	214,345	103,608	—	317,953
Total net realized gain (loss)	$(41,420)	$148,233	$662,517	$769,330
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$12,245	$12,245
Futures contracts	(67,346)	—	—	(67,346)
Options purchased[2]	9,007	—	—	9,007
Options written	(541)	19,302	—	18,761
Swap agreements	49,046	(72,390)	—	(23,344)
Total change in net unrealized appreciation/depreciation	$(9,834)	$(53,088)	$12,245	$(50,677)

[1] Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2] Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3] Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Offsetting of Financial Assets and Derivative Assets

SMA Relationship Trust - Series A		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Received	Net Amount
JPMCB	$341,357	$(149,832)	$—	$191,525
Total derivatives subject to a master netting arrangement or
similar agreement	341,357	(149,832)	—	191,525
Total derivatives not subject to a master netting arrangement or
similar agreement	1,448,033	(191,204)	—	1,256,829
Total	$1,789,390	$(341,036)	$—	$1,448,354

SMA Relationship Trust
Notes to financial statements

SMA Relationship Trust - Series A	Gross Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty		Financial Instruments	Collateral Pledged	Net Amount
BB	$(25,705)	$—	$—	$(25,705)
GSI	(24,208)	—	—	(24,208)
JPMCB	(149,832)	149,832	—	—
Total derivatives subject to a master netting arrangement or
similar agreement	(199,745)	149,832	—	(49,913)
Total derivatives not subject to a master netting arrangement or
similar agreement	(227,098)	191,204	16,806	(19,088)
Total	$(426,843)	$341,036	$16,806	$(69,001)

SMA Relationship Trust - Series M	Gross Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities
		Financial Instruments	Collateral Pledged	Net Amount
Total derivatives not subject to a master netting arrangement or
similar agreement	$(4,417)	$—	$4,417	$—
Total	$(4,417)	$—	$4,417	$—

SMA Relationship Trust - Series T	Gross Amounts of Assets Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty		Financial Instruments	Collateral Received	Net Amount
BB	$39,298	$—	$—	$39,298
JPMCB	181,625	(112,521)	—	69,104
MLI	151,031	—	—	151,031
Total derivatives subject to a master netting arrangement or
similar agreement	371,954	(112,521)	—	259,433
Total derivatives not subject to a master netting arrangement or
similar agreement	261,645	(43,582)	—	218,063
Total	$633,599	$(156,103)	$—	$477,496

SMA Relationship Trust
Notes to financial statements

SMA Relationship Trust - Series T	Gross Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty		Financial Instruments	Collateral Pledged	Net Amount
BB	$(180,037)	$—	$—	$(180,037)
CITI	(37,436)	—	—	(37,436)
JPMCB	(112,521)	112,521	—	—
MSCI	(125,906)	—	—	(125,906)
Total derivatives subject to a master netting arrangement or
similar agreement	(455,900)	112,521	—	(343,379)
Total derivatives not subject to a master netting arrangement or
similar agreement	(243,074)	43,582	98,504	(100,988)
Total	$(698,974)	$156,103	$98,504	$(444,367)

B. Restricted securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio footnotes.

C. Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation—The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts—A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds (except Series M) may purchase or sell currencies and/or engage

SMA Relationship Trust
Notes to financial statements

in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, its custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or subcustodian will place assets in a segregated account of the Fund in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts—Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities either as a hedge or to enhance income or realized gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis—Series A and Series T may from time to time purchase mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Fund’s records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements—The Funds may engage in swap agreements, including but not limited to interest rate, currency and total return swap agreements. Series A, Series M and Series T may also engage in credit default swaps. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment

SMA Relationship Trust
Notes to financial statements

or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Each Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

SMA Relationship Trust
Notes to financial statements

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2013 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate issues—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Funds would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing—Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

SMA Relationship Trust
Notes to financial statements

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options—Certain Funds may purchase put and call options on foreign or US securities and indices and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions—It is Series M and Series T policy to distribute their respective net investment income, if any, monthly. It is Series A, Series G and Series S policy to distribute their respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amounts of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

M. Commission recapture program—Series A, Series G and Series S participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating

SMA Relationship Trust
Notes to financial statements

broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2013, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

Fund	Amount
Series G	$266
Series S	1,293

2. Investment advisory and administration fees and other transactions with affiliates
The Funds’ Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2013 have been included near the end of each Fund’s Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2013, were as follows:

Fund	Amount
Series G	$1,038

As of May 28, 2013, under a separate sub-advisory contract, UBS Global AM (not the Fund) pays Manulife Asset Management a fee for sub-advisory services to Series S.

3. Purchases and sales of securities
For the period ended June 30, 2013, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
Series A	$2,250,000	$4,000,000
Series G	56,916,206	59,521,956
Series M	122,440,915	97,639,245
Series S	9,794,536	14,698,203
Series T	161,665,580	161,240,832

For the period ended June 30, 2013, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
Series T	$46,024,945	$39,495,246

SMA Relationship Trust
Notes to financial statements

4. Federal income taxes
It is each Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

2012
Fund	Distributions paid from ordinary income
Series A	$1,304,489
Series G	2,351,860
Series M	5,717,196 [1]
Series S	1,032,280
Series T	3,271,698

1 $5,694,829 considered tax-exempt.

The tax character of distributions paid and components of accumulated earnings/(deficit) on a tax basis for the current fiscal year will be determined after the Trust’s fiscal year ending December 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by a Fund after December 31, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
Series G	$50,587,544	$6,960,131	$57,547,675
Series S	4,162,722	1,426,810	5,589,532
Series T	—	3,714,517	3,714,517

At December 31, 2012, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates - December 31,
Fund	2014	2016	2017	2018
Series A	$—	$—	$7,346,662	$2,935,824
Series M	—	2,862,998	10,396,958	—
Series T	1,783,640	109,991,161	115,570,788	21,332,904

SMA Relationship Trust
Notes to financial statements

Qualified late year losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended December 30, 2012, the following Funds incurred, and elected to defer, losses of the following:

		Post October capital losses
Fund	Late year ordinary losses	Short-term	Long-term
Series A	$—	$448,054	$—
Series T	—	78,061	175,288

As of and during the period ended June 30, 2013, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2012, or since inception in the cases of Series G and Series S, remains subject to examination by the Internal Revenue Service and state taxing authorities.

5. Shares of beneficial interest
There is an unlimited number of shares of no par value beneficial interest authorized. For the period ended June 30, 2013 and the year ended December 31, 2012, transactions in shares of beneficial interest for each of the Funds were as follows:

	Six months ended June 30, 2013
	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series A	1,079,499	(251,546)	827,953
Series G	2,104,159	(2,479,878)	(375,719)
Series M	2,896,210	(1,034,361)	1,861,849
Series S	319,680	(670,887)	(351,207)
Series T	1,870,513	(2,103,598)	(233,085)

	Year ended December 31, 2012
	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series A	786,493	(1,329,165)	(542,672)
Series G	4,476,294	(7,335,828)	(2,859,534)
Series M	3,129,043	(5,690,581)	(2,561,538)
Series S	3,618,801	(2,064,327)	1,554,474
Series T	7,909,348	(5,704,599)	2,204,749

SMA Relationship Trust
General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record
You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Shareholder Meeting
A special meeting of shareholders of SMA Relationship Trust – Series S was held on Wednesday, April 17, 2013. The Proposal identified in the proxy statement, which was the approval to adopt a “manager of managers” investment advisory structure whereby UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Fund’s investment advisor, will be able to hire, terminate and replace sub-advisors of the Fund without shareholder approval; and to approve an amended Investment Advisory Agreement between UBS Global AM and the Trust, on behalf of the Fund, to add provisions regarding UBS Global AM’s responsibilities with respect to sub-advisors in a “managers of managers” structure as the Fund’s primary investment advisor.

	FOR	AGAINST	ABSTAIN
Approval to adopt a “manager of managers” investment advisory structure whereby UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Fund’s investment advisor, will be able to hire, terminate and replace sub-advisors of the Fund without shareholder approval.	2,856,632	111,879	198,656
Approve an amended Investment Advisory Agreement between UBS Global AM and the Trust, on behalf of the Fund, to add provisions regarding UBS Global AM’s responsibilities with respect to sub-advisors in a “a manager of managers” structure as the Fund’s primary investment advisor.	2,854,112	101,960	211,095

SMA Relationship Trust
Board approval of investment advisory and
sub-advisory agreements (unaudited)

April 2013 Meeting
At the meeting of the Board of Trustees (the “Board”) of SMA Relationship Trust (the “Trust”), held on April 24, 2013 (the “April Meeting”), the Board, including those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Manulife Asset Management (US) LLC (“Manulife”) for the Series S series of the Trust (the “Fund”). Prior to the April Meeting, the Independent Trustees’ counsel had sent to Manulife a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the approval of the Sub-Advisory Agreement. The Independent Trustees met with their independent counsel to discuss the materials provided to them in response to the information request, including materials prepared by Manulife and the Advisor.

At the April Meeting, the Board considered a number of factors in connection with its deliberations concerning the approval of the Sub-Advisory Agreement, including: (i) the nature, extent, and quality of the services to be provided by Manulife to the Fund; (ii) Manulife’s investment approach; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by Manulife and its affiliates or the Advisor and its affiliates from the relationship with the Fund; and (iv) the extent of economies of scale to be realized by Manulife with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the sub-advisory fees charged.

Nature, Extent, and Quality of Services—In considering the nature, extent, and quality of the services to be provided by Manulife to the Fund, the Board reviewed the material provided by the Advisor and Manulife describing the various services to be provided to the Fund by Manulife. The Board considered the scope and depth of Manulife’s organization and the experience and expertise of the professionals currently providing investment sub-advisory services to the Fund. The Board considered that Manulife was a large, well-established asset management organization employing investment personnel with significant experience in the investment management industry. The Board also noted that the appointment of Manulife as the sub-advisor to the Fund would preserve continuity of the investment philosophy, process and team that was in place when William Talbot and his team (currently at Manulife) were with the Advisor. In addition, the Board discussed the written compliance report from the Chief Compliance Officer of the Advisor. The Board also considered Manulife’s specific investment approach and level of expertise within the small cap asset class. Further, the Board reviewed information regarding the other accounts for which Manulife provides advisory services. After analyzing the services to be provided by Manulife to the Fund, both quantitatively and qualitatively, the Board concluded that the nature, extent, and quality of services to be provided to the Fund were consistent with the operational requirements of the Fund, and met the needs of the Fund’s shareholders.

Performance—The Board considered the historical performance of the Fund when William Talbot and his team managed the Fund with the Advisor. The Board also received and considered composite performance information provided by Manulife.

Sub-Advisory Fees—The Board reviewed and considered the proposed contractual sub-advisory fee to be payable by the Advisor to Manulife in light of the nature, extent, and quality of the sub-advisory services anticipated to be provided by Manulife. The Board noted that the sub-advisory fee to be paid to Manulife by the Advisor was less than the management fees paid by a comparable fund and account to Manulife for its services. The Board also considered that other external, third-party managers were considered to sub-advise the Fund. After discussing the information about the comparable fund and account, the Board determined that the fees to be paid by the Advisor to Manulife were reasonable, giving effect to differences in services performed for the other fund and account as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the sub-advisory fee payable under the Sub-Advisory Agreement by the Advisor to Manulife was fair and reasonable.

SMA Relationship Trust
Board approval of investment advisory and
sub-advisory agreements (unaudited)

Profitability—In considering the profitability of Manulife and its affiliates and the Advisor and its affiliates in providing services to the Fund, the Board noted that the sub-advisory fee would be paid by the Advisor, and not by the Fund, and the Advisor does not earn any management fees in connection with the management of the Fund. The Board also considered “fall-out” or ancillary benefits to Manulife and its affiliates as the result of their relationships with the Fund. The Advisor informed the Board that Manulife’s relationship with the Fund would be limited to its provision of sub-advisory services to the Fund and that therefore the Advisor believed that Manulife would not receive tangible ancillary benefits as a result of its relationship with the Fund, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Fund (which also would potentially benefit the Fund). The Board recognized that Manulife could receive intangible benefits from its association with the Fund, such as increased name recognition or publicity from being selected as the sub-advisor to the Fund after an extensive review process. Similarly, the Fund could benefit from having a sub-advisor with a well-regarded reputation. Upon examining the information provided concerning Manulife’s profitability, the Board concluded that the level of profits to be realized by Manulife and its affiliates with respect to the Fund, if any, was reasonable in relation to the nature and quality of the services that would be provided.

Economies of Scale—The Board also discussed whether economies of scale would be realized by Manulife with respect to the Fund as it grows larger and the extent to which this is reflected in the level of sub-advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of sub-advisory fees charged were inapplicable to the Fund because the Fund would not be charged a sub-advisory fee under the Sub-Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the approval of the Sub-Advisory Agreement with Manulife was in the best interests of the Fund and its shareholders.

June 2013 Meeting
At the meeting of the Board held on June 13 and 14, 2013 (the “June Meeting”), the Board, including the Independent Trustees, considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for each series of the Trust (each a “Fund,” and together, the “Funds”). Prior to the June Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on June 7, 2013, June 13, 2013 and June 14, 2013, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the June Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

SMA Relationship Trust
Board approval of investment advisory and
sub-advisory agreements (unaudited)

Nature, Extent, and Quality of Services—In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor and underwriting services provided by UBS Global Asset Management (US) Inc. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds’ performance during the past year. In reviewing the Lipper Reports, the Board noted that each Fund, except Series G and Series M, had appeared in one of the top three performance quintiles for the one-year performance period. At the Board’s request, the Advisor addressed the performance data for Series G and Series M, which had each appeared in one of the lower performance quintiles for the one-year performance period.

In explaining the performance of Series G over the past year, the Advisor noted that sector allocation and stock selection were the primary factors that contributed to the Fund’s relative underperformance as compared to its peer universe. The Advisor discussed the stock selection process for Series G and explained that the Advisor believes that the Fund is well positioned for improved performance in the upcoming year.

In discussing the performance of Series M for the one-year performance period, the Advisor noted that the Fund’s bias to higher quality and shorter duration municipal securities resulted in Series M’s comparative underperformance. The Advisor noted, however, that Series M’s longer term performance compared more favorably with its peers.

The Board concluded that the Advisor’s explanations provided a sound basis for understanding the performance of Series G and Series M in comparison to their respective peers. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the limited performance history of the Funds.

SMA Relationship Trust
Board approval of investment advisory and
sub-advisory agreements (unaudited)

Costs and Expenses—The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements and that the Advisor assumes all the ordinary operating expenses for the Funds.

Profitability—In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by wrap fee clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because each Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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Trustees Frank K. Reilly Chairman Adela Cepeda Shawn Lytle	John J. Murphy Edward M. Roob Abbie J. Smith J. Mikesell Thomas

Principal Officers
Mark E. Carver President Mark F. Kemper Vice President and Secretary	Thomas Disbrow Vice President and Treasurer

Investment Advisor and Administrator UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

The financial information included herein is taken from the records of the Funds without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©UBS 2013. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

S331

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.
(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the SMA Relationship Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 6, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	September 6, 2013